ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account R. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in Ohio National Variable Account R.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contract and other subaccounts, withdrawals, surrenders and death benefit payments, surrender charges, lapse charges, and cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

ONFI - Ohio National Fund, Inc.

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSVI - Morgan Stanley Variable Insurance Fund, Inc. - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

GSVS - Goldman Sachs Variable Insurance Trust - Service Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

JPMI - J.P. Morgan Insurance Trust - Class I

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CALI - Calvert Variable Products, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS - Federated Hermes Insurance Series

ALP2 - ALPS Variable Investment Trust - Class II

IVYV - Ivy Variable Insurance Portfolios

Ohio National Variable Account R

Statements of Assets and Contract Owners' Equity				December 31, 2021

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
ONFI - ON Bond Subaccount	164,150	$2,717,585	$3,263,302	$3,263,302
ONFI - ON BlackRock Balanced Allocation Subaccount	258,699	6,721,335	10,976,578	10,976,578
ONFI - ON BlackRock Advantage International Equity Subaccount	522,743	7,071,627	9,639,386	9,639,386
ONFI - ON Janus Henderson Forty Subaccount	220,083	4,394,407	8,017,618	8,017,618
ONFI - ON AB Small Cap Subaccount (b)	348,947	9,623,444	14,875,616	14,875,616
ONFI - ON AB Mid Cap Core Subaccount (b)	179,886	5,488,446	11,233,904	11,233,904
ONFI - ON S&P 500® Index Subaccount	882,819	21,636,226	40,786,246	40,786,246
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	68,045	1,044,900	1,610,637	1,610,637
ONFI - ON Federated High Income Bond Subaccount	135,302	2,372,693	2,919,822	2,919,822
ONFI - ON Nasdaq-100® Index Subaccount	234,672	4,491,160	6,706,920	6,706,920
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	794,577	24,853,421	35,628,834	35,628,834
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	113,519	3,212,601	4,312,590	4,312,590
ONFI - ON S&P MidCap 400® Index Subaccount	35,205	577,625	923,065	923,065
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	7,504	222,123	252,521	252,521
FIDS - VIP Government Money Market Subaccount	4,173,636	4,173,636	4,173,636	4,173,636
FID2 - VIP Mid Cap Subaccount	386,462	12,678,221	15,222,736	15,222,736
FID2 - VIP Contrafund® Subaccount	441,167	15,026,728	23,165,666	23,165,666
FID2 - VIP Growth Subaccount	92,266	6,433,960	9,173,080	9,173,080
FID2 - VIP Equity-Income Subaccount	149,768	3,293,181	3,784,642	3,784,642
FID2 - VIP Real Estate Subaccount	57,826	1,068,152	1,350,820	1,350,820
JASI - Janus Henderson Research Subaccount	210,351	6,766,544	11,844,886	11,844,886
JASI - Janus Henderson Global Research Subaccount	50,305	2,164,687	3,585,775	3,585,775
JASI - Janus Henderson Balanced Subaccount	57,626	1,881,935	2,893,966	2,893,966
JASS - Janus Henderson Research Subaccount	63,475	1,967,676	3,449,254	3,449,254
JASS - Janus Henderson Global Research Subaccount	42,714	1,797,635	2,960,514	2,960,514
JASS - Janus Henderson Balanced Subaccount	123,183	4,501,707	6,545,952	6,545,952
JASS - Janus Henderson Overseas Subaccount	124,248	4,276,931	5,096,650	5,096,650
LEGI - ClearBridge Variable Dividend Strategy Subaccount	13,911	274,161	356,408	356,408
LEGI - ClearBridge Variable Large Cap Value Subaccount	36,745	754,454	835,588	835,588
ASVT - VT Opportunity Subaccount (d)	6,963	154,367	244,674	244,674
ASVT - VT Discovery Subaccount (d)	14,034	350,034	599,808	599,808
MSVI - VIF U.S. Real Estate Subaccount	42,974	787,307	1,008,606	1,008,606
MSV2 - VIF Core Plus Fixed Income Subaccount	55,937	619,570	590,699	590,699
MSV2 - VIF U.S. Real Estate Subaccount	69,532	1,207,527	1,621,494	1,621,494
MSV2 - VIF Growth Subaccount	88,947	4,367,550	4,306,816	4,306,816
GSVI - Large Cap Value Subaccount	329,926	3,236,057	3,289,366	3,289,366
GSVI - U.S. Equity Insights Subaccount	51,089	897,440	1,024,851	1,024,851
GSVI - Strategic Growth Subaccount	98,861	1,346,035	1,644,058	1,644,058
GSVS - Large Cap Value Subaccount	19,359	188,451	193,202	193,202
GSVS - U.S. Equity Insights Subaccount	1,729	34,402	34,971	34,971
GSVS - Strategic Growth Subaccount	9,410	130,367	155,735	155,735
LAZS - Emerging Markets Equity Subaccount	200,534	4,095,392	4,383,678	4,383,678
LAZS - U.S. Small-Mid Cap Equity Subaccount	171,704	2,846,461	3,343,075	3,343,075
LAZS - International Equity Subaccount	49,608	525,618	545,684	545,684
PRS2 - PSF PGIM Jennison Focused Blend Subaccount (a)	93,367	2,565,409	5,123,958	5,123,958
PRS2 - PSF PGIM Jennison Growth Subaccount (a)	8,991	688,861	1,259,672	1,259,672
JPMI - Small Cap Core Subaccount	29,136	633,344	827,467	827,467
JPMI - Mid Cap Value Subaccount	351,820	3,306,560	4,693,279	4,693,279
MFSI - New Discovery Subaccount	45,825	971,502	909,170	909,170
MFSI - Mid Cap Growth Subaccount	179,881	1,714,256	1,876,158	1,876,158
MFSI - Total Return Subaccount	142,313	3,238,797	3,868,075	3,868,075
MFS2 - Massachusetts Investors Growth Stock Subaccount	13,455	264,784	364,217	364,217
PVIA - Real Return Subaccount	216,499	2,824,732	3,028,825	3,028,825
PVIA - Total Return Subaccount	385,353	4,259,805	4,146,396	4,146,396
PVIA - Global Bond Opportunities Subaccount	163,225	1,972,043	1,785,679	1,785,679
PVIA - CommodityRealReturn® Strategy Subaccount	52,604	394,605	407,155	407,155
CALI - VP S&P 500 Index Subaccount	774	95,965	154,933	154,933
BNYS - Appreciation Subaccount	15,848	722,657	839,318	839,318
ROYI - Small-Cap Subaccount	605,943	5,282,290	5,701,922	5,701,922
ROYI - Micro-Cap Subaccount	252,078	2,756,840	3,723,194	3,723,194
AIMI - Invesco V.I. International Growth Series II Subaccount	15,936	584,352	648,895	648,895
NBAS - AMT Mid Cap Intrinsic Value Subaccount	9,106	166,329	216,916	216,916
FRT2 - Franklin Income VIP Subaccount	193,110	2,910,407	3,236,523	3,236,523
FRT2 - Franklin DynaTech VIP Subaccount (b)	64,713	570,075	766,854	766,854
FRT2 - Templeton Foreign VIP Subaccount	63,355	870,309	860,997	860,997
FRT4 - Franklin Income VIP Subaccount	6,660	104,875	114,752	114,752
FRT4 - Franklin DynaTech VIP Subaccount (b)	8,689	71,770	97,663	97,663
FRT4 - Templeton Foreign VIP Subaccount	10,849	150,616	150,478	150,478
FRT4 - Franklin Allocation VIP Subaccount	22,217	144,425	137,076	137,076
FEDS - Kaufmann Fund II Service Shares Subaccount	51,483	1,018,669	1,153,219	1,153,219
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	56,198	627,699	638,974	638,974
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	24,760	268,688	277,555	277,555
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	124,975	1,374,433	1,475,951	1,475,951
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	324,038	3,441,671	4,066,681	4,066,681
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	116,365	1,380,098	1,730,344	1,730,344
IVYV - Delaware Ivy VIP Asset Strategy Subaccount (c)	134,747	1,333,206	1,372,909	1,372,909
IVYV - Delaware Ivy VIP Natural Resources Subaccount (c)	99,538	401,311	409,627	409,627
IVYV - Delaware Ivy VIP Science and Technology Subaccount (c)	149,886	4,320,029	4,422,530	4,422,530

(a)	Name changes effective on April 26, 2021:

PSF PGIM Jennison Focused Blend Subaccount formerly known as Jennison 20/20 Focus Subaccount

PSF PGIM Jennison Growth Subaccount formerly known as Jennison Subaccount

(b)	Name changes effective on May 1, 2021:

ON AB Mid Cap Core Subaccount formerly known as ON Janus Henderson Venture Subaccount

ON AB Small Cap Subaccount formerly known as ON Janus Henderson Enterprise Subaccount

Franklin DynaTech VIP Subaccount formerly known as Franklin Flex Cap Growth VIP Subaccount

(c)	Name changes effective on July 1, 2021:

Delaware Ivy VIP Asset Strategy Subaccount formerly known as VIP Asset Strategy Subaccount

Delaware Ivy VIP Natural Resources Subaccount formerly known as VIP Natural Resources Subaccount

Delaware Ivy VIP Science and Technology Subaccount formerly known as VIP Science and Technology Subaccount

(d)	Name changes effective on December 6, 2021:

ASVT (Allspring Variable Trust) formerly known as WFVT (Wells Fargo Variable Trust)

VT Discovery Fund Subaccount formerly known as Discovery Fund Subaccount

VT Opportunity Fund Subaccount formerly known as Opportunity Fund Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations					For the Period Ended December 31, 2021

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
ONFI - ON Bond Subaccount	$95,400	(17,734)	77,666	7,646	177,979	(341,694)	(163,715)	$(78,403)
ONFI - ON BlackRock Balanced Allocation Subaccount	157,738	(72,978)	84,760	837,182	421,452	382,505	803,957	1,725,899
ONFI - ON BlackRock Advantage International Equity Subaccount	129,769	(51,431)	78,338	0	335,884	714,548	1,050,432	1,128,770
ONFI - ON Janus Henderson Forty Subaccount	0	(43,581)	(43,581)	1,020,827	367,718	(103,591)	264,127	1,241,373
ONFI - ON AB Small Cap Subaccount	0	(101,489)	(101,489)	1,654,534	605,884	(1,108,464)	(502,580)	1,050,465
ONFI - ON AB Mid Cap Core Subaccount	16,636	(73,905)	(57,269)	660,768	890,105	134,160	1,024,265	1,627,764
ONFI - ON S&P 500® Index Subaccount	552,853	(211,104)	341,749	2,072,452	2,403,764	4,201,811	6,605,575	9,019,776
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	19,882	(5,460)	14,422	0	67,510	241,878	309,388	323,810
ONFI - ON Federated High Income Bond Subaccount	148,826	(9,974)	138,852	0	155,107	(155,571)	(464)	138,388
ONFI - ON Nasdaq-100® Index Subaccount	29,806	(28,869)	937	1,200,497	380,691	(182,407)	198,284	1,399,718
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	324,862	(194,543)	130,319	2,912,573	1,592,892	3,466,457	5,059,349	8,102,241
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	0	(23,509)	(23,509)	550,576	250,509	(610,008)	(359,499)	167,568
ONFI - ON S&P MidCap 400® Index Subaccount	8,693	(4,232)	4,461	13,775	59,306	104,586	163,892	182,128
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	674	(1,251)	(577)	67,720	31,564	(41,105)	(9,541)	57,602
FIDS - VIP Government Money Market Subaccount	495	(22,041)	(21,546)	0	581	0	581	(20,965)
FID2 - VIP Mid Cap Subaccount	52,140	(66,592)	(14,452)	2,370,274	590,868	214,750	805,618	3,161,440
FID2 - VIP Contrafund® Subaccount	5,823	(105,313)	(99,490)	2,705,720	1,131,005	1,341,378	2,472,383	5,078,613
FID2 - VIP Growth Subaccount	0	(43,211)	(43,211)	1,794,671	304,411	(350,813)	(46,402)	1,705,058
FID2 - VIP Equity-Income Subaccount	59,203	(14,383)	44,820	407,315	156,206	152,677	308,883	761,018
FID2 - VIP Real Estate Subaccount	11,116	(5,269)	5,847	7,223	10,919	325,470	336,389	349,459
JASI - Janus Henderson Research Subaccount	11,111	(83,273)	(72,162)	558,191	379,684	1,111,157	1,490,841	1,976,870
JASI - Janus Henderson Global Research Subaccount	18,067	(25,798)	(7,731)	162,919	113,724	274,526	388,250	543,438
JASI - Janus Henderson Balanced Subaccount	25,006	(20,760)	4,246	21,837	125,072	270,095	395,167	421,250
JASS - Janus Henderson Research Subaccount	523	(16,435)	(15,912)	166,719	90,819	328,235	419,054	569,861
JASS - Janus Henderson Global Research Subaccount	10,416	(10,299)	117	138,326	171,372	148,801	320,173	458,616
JASS - Janus Henderson Balanced Subaccount	41,349	(19,585)	21,764	45,694	407,552	481,119	888,671	956,129
JASS - Janus Henderson Overseas Subaccount	52,661	(11,894)	40,767	0	190,683	370,402	561,085	601,852
LEGI - ClearBridge Variable Dividend Strategy Subaccount	4,906	(1,700)	3,206	24,605	13,928	33,235	47,163	74,974
LEGI - ClearBridge Variable Large Cap Value Subaccount	8,200	(3,452)	4,748	67,402	12,663	83,539	96,202	168,352
ASVT - VT Opportunity Subaccount	94	(1,698)	(1,604)	11,364	3,807	34,633	38,440	48,200
ASVT - VT Discovery Subaccount	0	(4,868)	(4,868)	48,454	17,912	(97,713)	(79,801)	(36,215)
MSVI - VIF U.S. Real Estate Subaccount	18,171	(6,705)	11,466	0	26,742	253,796	280,538	292,004
MSV2 - VIF Core Plus Fixed Income Subaccount	14,568	(2,745)	11,823	36,397	7,564	(60,924)	(53,360)	(5,140)
MSV2 - VIF U.S. Real Estate Subaccount	26,556	247	26,803	0	29,429	415,045	444,474	471,277
MSV2 - VIF Growth Subaccount	0	(24,991)	(24,991)	1,260,837	428,450	(1,688,180)	(1,259,730)	(23,884)
GSVI - Large Cap Value Subaccount	36,407	(15,132)	21,275	395,074	33,052	210,914	243,966	660,315
GSVI - U.S. Equity Insights Subaccount	7,683	(4,767)	2,916	221,432	27,024	(21,074)	5,950	230,298
GSVI - Strategic Growth Subaccount	0	(9,660)	(9,660)	193,407	98,813	45,788	144,601	328,348
GSVS - Large Cap Value Subaccount	1,654	(401)	1,253	23,082	740	9,887	10,627	34,962
GSVS - U.S. Equity Insights Subaccount	181	180	361	7,484	510	(1,766)	(1,256)	6,589
GSVS - Strategic Growth Subaccount	0	(915)	(915)	18,331	1,871	7,097	8,968	26,384
LAZS - Emerging Markets Equity Subaccount	85,747	(15,427)	70,320	0	89,021	29,576	118,597	188,917
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	1,738	(12,770)	(11,032)	3,602	54,263	518,649	572,912	565,482
LAZS - International Equity Subaccount	5,130	(2,528)	2,602	6,585	10,920	15,061	25,981	35,168
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	0	(21,450)	(21,450)	0	863,738	(88,081)	775,657	754,207
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(6,168)	(6,168)	0	78,471	89,569	168,040	161,872
JPMI - Small Cap Core Subaccount	4,430	(3,814)	616	21,414	43,115	74,221	117,336	139,366
JPMI - Mid Cap Value Subaccount	40,451	(18,857)	21,594	222,826	216,054	640,932	856,986	1,101,406
MFSI - New Discovery Subaccount	0	(4,588)	(4,588)	183,729	140,092	(293,426)	(153,334)	25,807
MFSI - Mid Cap Growth Subaccount	0	(6,868)	(6,868)	381,347	33,004	(191,073)	(158,069)	216,410
MFSI - Total Return Subaccount	60,250	(15,960)	44,290	182,745	59,790	178,789	238,579	465,614
MFS2 - Massachusetts Investors Growth Stock Subaccount	107	(2,425)	(2,318)	44,020	15,374	16,929	32,303	74,005
PVIA - Real Return Subaccount	148,804	(6,534)	142,270	0	31,697	(16,189)	15,508	157,778
PVIA - Total Return Subaccount	76,492	(15,915)	60,577	179,912	4,640	(315,766)	(311,126)	(70,637)
PVIA - Global Bond Opportunities Subaccount	95,404	(5,224)	90,180	29,561	(19,096)	(187,291)	(206,387)	(86,646)
PVIA - CommodityRealReturn® Strategy Subaccount	14,623	(744)	13,879	0	(931)	69,361	68,430	82,309

Ohio National Variable Account R

Statements of Operations					For the Period Ended December 31, 2021

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
CALI - VP S&P 500 Index Subaccount	$2,062	(1,164)	898	7,514	9,285	19,610	28,895	$37,307
BNYS - Appreciation Subaccount	1,524	(3,268)	(1,744)	70,748	82,908	26,780	109,688	178,692
ROYI - Small-Cap Subaccount	77,797	(20,909)	56,888	0	(19,503)	1,276,459	1,256,956	1,313,844
ROYI - Micro-Cap Subaccount	0	(13,372)	(13,372)	161,196	170,688	561,550	732,238	880,062
AIMI - Invesco V.I. International Growth Series II Subaccount	6,952	(2,204)	4,748	44,790	28,250	(41,813)	(13,563)	35,975
NBAS - AMT Mid Cap Intrinsic Value Subaccount	521	(836)	(315)	0	6,928	47,863	54,791	54,476
FRT2 - Franklin Income VIP Subaccount	146,611	(10,941)	135,670	0	23,877	312,247	336,124	471,794
FRT2 - Franklin DynaTech VIP Subaccount	0	(3,551)	(3,551)	51,228	60,263	7,032	67,295	114,972
FRT2 - Templeton Foreign VIP Subaccount	17,526	(3,335)	14,191	0	5,333	20,252	25,585	39,776
FRT4 - Franklin Income VIP Subaccount	4,654	(153)	4,501	0	194	10,973	11,167	15,668
FRT4 - Franklin DynaTech VIP Subaccount	0	(482)	(482)	6,262	2,860	4,006	6,866	12,646
FRT4 - Templeton Foreign VIP Subaccount	2,543	(197)	2,346	0	977	2,541	3,518	5,864
FRT4 - Franklin Allocation VIP Subaccount	2,148	(737)	1,411	0	(1,268)	13,337	12,069	13,480
FEDS - Kaufmann Fund II Service Shares Subaccount	0	(4,531)	(4,531)	75,926	24,009	(78,124)	(54,115)	17,280
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	8,967	(2,280)	6,687	17,004	2,778	(14,142)	(11,364)	12,327
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	3,894	(1,855)	2,039	8,428	1,345	3,019	4,364	14,831
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	19,430	(7,332)	12,098	56,229	21,087	50,753	71,840	140,167
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	48,559	(19,226)	29,333	139,756	66,609	290,984	357,593	526,682
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	18,194	(3,492)	14,702	36,046	31,056	184,167	215,223	265,971
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	21,169	(5,784)	15,385	135,682	15,138	(48,077)	(32,939)	118,128
IVYV - Delaware Ivy VIP Natural Resources Subaccount	5,785	(850)	4,935	0	(1,786)	76,035	74,249	79,184
IVYV - Delaware Ivy VIP Science and Technology Subaccount	0	(22,209)	(22,209)	1,262,507	274,052	(914,877)	(640,825)	599,473

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity		For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Bond Subaccount	ONFI - ON Bond Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$77,666	$4,711	$84,760	$(46,078)	$78,338	$7,591
Reinvested capital gains	7,646	0	837,182	43,768	0	0
Realized gain (loss)	177,979	166,121	421,452	551,252	335,884	161,851
Unrealized gain (loss)	(341,694)	121,916	382,505	645,076	714,548	780,761
Net increase (decrease) in contract owners' equity from operations	(78,403)	292,748	1,725,899	1,194,018	1,128,770	950,203
Equity transactions:
Contract purchase payments	125,798	147,707	330,069	434,649	453,140	416,705
Transfers (to) and from other subaccounts	9,676	346,190	(114,589)	(262,922)	(50,882)	2,549,468
Transfers (to) and from fixed dollar contract	27,118	(44,836)	3,275	(89,656)	81,003	147,183
Withdrawals, surrenders and death benefit payments	(596,384)	(153,495)	(238,697)	(532,292)	(416,524)	(446,372)
Surrender charges (note 2)	(7)	(1,196)	(36)	(11,904)	(464)	(6,222)
Lapse charges	0	(36)	0	0	0	(290)
Cost of insurance and other administrative fees (note 2)	(134,626)	(156,649)	(402,422)	(543,544)	(422,255)	(393,638)
Net equity transactions	(568,425)	137,685	(422,400)	(1,005,669)	(355,982)	2,266,834
Net change in contract owners' equity	(646,828)	430,433	1,303,499	188,349	772,788	3,217,037
Contract owners' equity:
Beginning of period	3,910,130	3,479,697	9,673,079	9,484,730	8,866,598	5,649,561
End of period	$3,263,302	$3,910,130	$10,976,578	$9,673,079	$9,639,386	$8,866,598

Change in units:
Beginning units	74,033	71,665	125,819	141,607	317,207	214,128
Units purchased	5,885	17,420	5,313	10,400	26,870	156,882
Units redeemed	(16,711)	(15,052)	(10,314)	(26,188)	(37,950)	(53,803)
Ending units	63,207	74,033	120,818	125,819	306,127	317,207

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity		For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Foreign Subaccount (note 4)	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON AB Small Cap Subaccount	ONFI - ON AB Small Cap Subaccount
	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$29,734	$(43,581)	$(34,575)	$(101,489)	$(64,480)
Reinvested capital gains	0	1,020,827	134,861	1,654,534	212,872
Realized gain (loss)	138,086	367,718	698,484	605,884	569,301
Unrealized gain (loss)	(668,000)	(103,591)	1,009,556	(1,108,464)	2,872,747
Net increase (decrease) in contract owners' equity from operations	(500,180)	1,241,373	1,808,326	1,050,465	3,590,440
Equity transactions:
Contract purchase payments	55,787	214,434	181,948	301,382	304,611
Transfers (to) and from other subaccounts	(2,769,981)	(4,437)	(17,309)	37,624	(453,327)
Transfers (to) and from fixed dollar contract	6,440	417,490	(449,077)	(16,145)	(4,594)
Withdrawals, surrenders and death benefit payments	(141,689)	(186,721)	(341,138)	(466,713)	(467,055)
Surrender charges (note 2)	(752)	(1,544)	(1,543)	(665)	(646)
Lapse charges	(27)	0	(909)	0	(705)
Cost of insurance and other administrative fees (note 2)	(58,656)	(224,205)	(235,115)	(456,594)	(470,403)
Net equity transactions	(2,908,878)	215,017	(863,143)	(601,111)	(1,092,119)
Net change in contract owners' equity	(3,409,058)	1,456,390	945,183	449,354	2,498,321
Contract owners' equity:
Beginning of period	3,409,058	6,561,228	5,616,045	14,426,262	11,927,941
End of period	$0	$8,017,618	$6,561,228	$14,875,616	$14,426,262

Change in units:
Beginning units	82,523	144,699	169,487	212,477	233,720
Units purchased	2,757	15,090	13,664	8,697	10,555
Units redeemed	(85,280)	(10,964)	(38,452)	(17,112)	(31,798)
Ending units	0	148,825	144,699	204,062	212,477

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(57,269)	$(52,082)	$341,749	$(54,282)	$14,422	$6,068
Reinvested capital gains	660,768	121,301	2,072,452	327,978	0	7,306
Realized gain (loss)	890,105	654,038	2,403,764	2,287,230	67,510	35,327
Unrealized gain (loss)	134,160	883,818	4,201,811	2,146,120	241,878	(135,530)
Net increase (decrease) in contract owners' equity from operations	1,627,764	1,607,075	9,019,776	4,707,046	323,810	(86,829)
Equity transactions:
Contract purchase payments	257,551	275,870	1,067,754	1,063,102	42,222	56,271
Transfers (to) and from other subaccounts	(92,325)	(41,022)	86,894	(696,303)	50,252	(260,194)
Transfers (to) and from fixed dollar contract	(12,860)	(47,569)	120,748	(46,680)	(24,342)	(16,558)
Withdrawals, surrenders and death benefit payments	(654,026)	(508,764)	(1,982,585)	(2,266,250)	(43,784)	(150,459)
Surrender charges (note 2)	(62)	(998)	(3,687)	(17,765)	(222)	(542)
Lapse charges	0	0	0	(2,062)	0	(94)
Cost of insurance and other administrative fees (note 2)	(355,416)	(384,272)	(987,522)	(1,056,762)	(44,951)	(48,369)
Net equity transactions	(857,138)	(706,755)	(1,698,398)	(3,022,720)	(20,825)	(419,945)
Net change in contract owners' equity	770,626	900,320	7,321,378	1,684,326	302,985	(506,774)
Contract owners' equity:
Beginning of period	10,463,278	9,562,958	33,464,868	31,780,542	1,307,652	1,814,426
End of period	$11,233,904	$10,463,278	$40,786,246	$33,464,868	$1,610,637	$1,307,652

Change in units:
Beginning units	139,276	150,533	542,201	603,033	54,933	78,422
Units purchased	6,342	9,668	31,294	53,247	6,699	6,244
Units redeemed	(16,622)	(20,925)	(54,387)	(114,079)	(7,266)	(29,733)
Ending units	128,996	139,276	519,108	542,201	54,366	54,933

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$138,852	$36,803	$937	$(13,250)	$130,319	$(107,885)
Reinvested capital gains	0	0	1,200,497	209,060	2,912,573	0
Realized gain (loss)	155,107	268,079	380,691	232,123	1,592,892	650,042
Unrealized gain (loss)	(155,571)	(81,504)	(182,407)	1,231,052	3,466,457	3,850,607
Net increase (decrease) in contract owners' equity from operations	138,388	223,378	1,399,718	1,658,985	8,102,241	4,392,764
Equity transactions:
Contract purchase payments	97,017	106,371	164,191	115,748	1,052,391	1,086,312
Transfers (to) and from other subaccounts	(345,205)	132,789	44,476	580,848	(255,971)	(468,599)
Transfers (to) and from fixed dollar contract	6,231	4,260	(7,536)	31,496	(138,697)	(59,431)
Withdrawals, surrenders and death benefit payments	(145,008)	(293,582)	(265,345)	(93,559)	(2,310,400)	(1,956,941)
Surrender charges (note 2)	(192)	(23,482)	(252)	(2,073)	(2,556)	(23,144)
Lapse charges	0	0	0	(1,333)	0	(1,355)
Cost of insurance and other administrative fees (note 2)	(105,154)	(120,488)	(120,341)	(113,652)	(1,325,461)	(1,420,019)
Net equity transactions	(492,311)	(194,132)	(184,807)	517,475	(2,980,694)	(2,843,177)
Net change in contract owners' equity	(353,923)	29,246	1,214,911	2,176,460	5,121,547	1,549,587
Contract owners' equity:
Beginning of period	3,273,745	3,244,499	5,492,009	3,315,549	30,507,287	28,957,700
End of period	$2,919,822	$3,273,745	$6,706,920	$5,492,009	$35,628,834	$30,507,287

Change in units:
Beginning units	97,721	102,143	150,971	134,176	754,492	835,547
Units purchased	5,349	26,914	12,438	34,867	38,354	61,166
Units redeemed	(19,417)	(31,336)	(17,136)	(18,072)	(101,906)	(142,221)
Ending units	83,653	97,721	146,273	150,971	690,940	754,492

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(23,509)	$(17,759)	$4,461	$(2,129)	$(577)	$(717)
Reinvested capital gains	550,576	42,626	13,775	2,267	67,720	2,776
Realized gain (loss)	250,509	132,657	59,306	14,159	31,564	11,284
Unrealized gain (loss)	(610,008)	960,288	104,586	74,528	(41,105)	47,608
Net increase (decrease) in contract owners' equity from operations	167,568	1,117,812	182,128	88,825	57,602	60,951
Equity transactions:
Contract purchase payments	94,914	92,115	50,798	48,108	4,823	2,864
Transfers (to) and from other subaccounts	(47,233)	(41,985)	(82,753)	7,545	(48,413)	113,429
Transfers (to) and from fixed dollar contract	4,861	(43,499)	14,841	6,210	(37,677)	46,356
Withdrawals, surrenders and death benefit payments	(209,661)	(216,210)	(9,392)	(29,824)	(20,081)	(17,244)
Surrender charges (note 2)	(1,465)	(8,006)	0	0	(2)	0
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(111,470)	(112,232)	(18,522)	(18,965)	(10,929)	(9,285)
Net equity transactions	(270,054)	(329,817)	(45,028)	13,074	(112,279)	136,120
Net change in contract owners' equity	(102,486)	787,995	137,100	101,899	(54,677)	197,071
Contract owners' equity:
Beginning of period	4,415,076	3,627,081	785,965	684,066	307,198	110,127
End of period	$4,312,590	$4,415,076	$923,065	$785,965	$252,521	$307,198

Change in units:
Beginning units	118,523	129,827	37,957	37,159	5,671	2,703
Units purchased	8,843	10,629	3,783	5,101	479	4,166
Units redeemed	(15,270)	(21,933)	(5,572)	(4,303)	(2,443)	(1,198)
Ending units	112,096	118,523	36,168	37,957	3,707	5,671

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity				For the Periods Ended December 31, 2021 and 2020

	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(21,546)	$(13,120)	$(14,452)	$(6,701)	$(99,490)	$(76,517)
Reinvested capital gains	0	0	2,370,274	0	2,705,720	90,023
Realized gain (loss)	581	123,685	590,868	(154,949)	1,131,005	842,254
Unrealized gain (loss)	0	0	214,750	1,990,245	1,341,378	3,896,127
Net increase (decrease) in contract owners' equity from operations	(20,965)	110,565	3,161,440	1,828,595	5,078,613	4,751,887
Equity transactions:
Contract purchase payments	188,169	446,170	398,049	409,984	419,726	445,119
Transfers (to) and from other subaccounts	1,118,443	1,286,085	(298,883)	(420,891)	(431,590)	120,129
Transfers (to) and from fixed dollar contract	(366,164)	53,413	(71,404)	31,143	(84,937)	(88,505)
Withdrawals, surrenders and death benefit payments	(1,238,208)	(1,187,965)	(779,032)	(849,852)	(1,224,971)	(940,188)
Surrender charges (note 2)	(3,972)	(52,624)	(6,943)	(48,918)	(6,005)	(13,043)
Lapse charges	0	(77)	0	(1,773)	0	(1,834)
Cost of insurance and other administrative fees (note 2)	(278,943)	(317,739)	(450,958)	(447,781)	(569,785)	(601,709)
Net equity transactions	(580,675)	227,263	(1,209,171)	(1,328,088)	(1,897,562)	(1,080,031)
Net change in contract owners' equity	(601,640)	337,828	1,952,269	500,507	3,181,051	3,671,856
Contract owners' equity:
Beginning of period	4,775,276	4,437,448	13,270,467	12,769,960	19,984,615	16,312,759
End of period	$4,173,636	$4,775,276	$15,222,736	$13,270,467	$23,165,666	$19,984,615

Change in units:
Beginning units	225,156	208,249	243,985	274,667	424,296	447,684
Units purchased	332,817	395,163	13,670	23,848	19,762	47,835
Units redeemed	(359,728)	(378,256)	(32,624)	(54,530)	(55,447)	(71,223)
Ending units	198,245	225,156	225,031	243,985	388,611	424,296

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(43,211)	$(29,506)	$44,820	$38,217	$5,847	$13,473
Reinvested capital gains	1,794,671	577,945	407,315	139,445	7,223	42,577
Realized gain (loss)	304,411	377,705	156,206	(24,205)	10,919	(27,222)
Unrealized gain (loss)	(350,813)	1,473,944	152,677	5,821	325,470	(111,679)
Net increase (decrease) in contract owners' equity from operations	1,705,058	2,400,088	761,018	159,278	349,459	(82,851)
Equity transactions:
Contract purchase payments	160,091	154,568	99,319	103,896	61,318	36,849
Transfers (to) and from other subaccounts	(60,185)	287,079	(73,193)	204,808	14,257	(114,587)
Transfers (to) and from fixed dollar contract	(7,567)	(55,847)	4,896	(10,872)	22,449	109,787
Withdrawals, surrenders and death benefit payments	(280,486)	(280,539)	(199,836)	(235,672)	(11,482)	(74,161)
Surrender charges (note 2)	(1,330)	(6,037)	(446)	(128,618)	(234)	(3,147)
Lapse charges	0	(1,759)	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(169,684)	(170,163)	(99,202)	(115,874)	(32,990)	(34,090)
Net equity transactions	(359,161)	(72,698)	(268,462)	(182,332)	53,318	(79,349)
Net change in contract owners' equity	1,345,897	2,327,390	492,556	(23,054)	402,777	(162,200)
Contract owners' equity:
Beginning of period	7,827,183	5,499,793	3,292,086	3,315,140	948,043	1,110,243
End of period	$9,173,080	$7,827,183	$3,784,642	$3,292,086	$1,350,820	$948,043

Change in units:
Beginning units	222,954	223,205	107,156	114,000	28,621	31,009
Units purchased	10,400	33,712	22,313	26,769	6,347	6,868
Units redeemed	(19,161)	(33,963)	(29,864)	(33,613)	(5,333)	(9,256)
Ending units	214,193	222,954	99,605	107,156	29,635	28,621

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(72,162)	$(32,472)	$(7,731)	$(532)	$4,246	$26,066
Reinvested capital gains	558,191	785,550	162,919	148,803	21,837	39,378
Realized gain (loss)	379,684	665,591	113,724	162,168	125,072	94,972
Unrealized gain (loss)	1,111,157	1,361,444	274,526	202,046	270,095	153,705
Net increase (decrease) in contract owners' equity from operations	1,976,870	2,780,113	543,438	512,485	421,250	314,121
Equity transactions:
Contract purchase payments	131,709	144,134	78,689	89,512	92,861	96,987
Transfers (to) and from other subaccounts	(5,882)	(64,887)	(76)	(63,797)	(43,529)	104,441
Transfers (to) and from fixed dollar contract	4,859	1,499	1,262	(12,479)	(44,454)	(2,540)
Withdrawals, surrenders and death benefit payments	(412,719)	(1,207,933)	(136,225)	(153,039)	(89,307)	(224,466)
Surrender charges (note 2)	(11)	(52)	(14)	(12)	(12)	(6)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(317,209)	(352,817)	(92,483)	(103,779)	(122,731)	(127,787)
Net equity transactions	(599,253)	(1,480,056)	(148,847)	(243,594)	(207,172)	(153,371)
Net change in contract owners' equity	1,377,617	1,300,057	394,591	268,891	214,078	160,750
Contract owners' equity:
Beginning of period	10,467,269	9,167,212	3,191,184	2,922,293	2,679,888	2,519,138
End of period	$11,844,886	$10,467,269	$3,585,775	$3,191,184	$2,893,966	$2,679,888

Change in units:
Beginning units	296,170	342,290	123,826	135,124	65,583	69,946
Units purchased	5,474	10,453	4,249	7,581	3,037	6,906
Units redeemed	(21,036)	(56,573)	(9,368)	(18,879)	(7,737)	(11,269)
Ending units	280,608	296,170	118,707	123,826	60,883	65,583

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(15,912)	$(8,312)	$117	$3,420	$21,764	$56,615
Reinvested capital gains	166,719	226,044	138,326	132,051	45,694	80,789
Realized gain (loss)	90,819	179,881	171,372	168,867	407,552	303,246
Unrealized gain (loss)	328,235	306,438	148,801	143,106	481,119	214,362
Net increase (decrease) in contract owners' equity from operations	569,861	704,051	458,616	447,444	956,129	655,012
Equity transactions:
Contract purchase payments	47,486	53,188	87,566	93,259	292,891	178,969
Transfers (to) and from other subaccounts	(10,447)	(161,168)	(43,760)	(25,463)	191,881	(91,182)
Transfers (to) and from fixed dollar contract	(16,881)	(2,496)	(19,672)	(42,622)	(15,804)	(52,476)
Withdrawals, surrenders and death benefit payments	(58,154)	(409,136)	(192,095)	(274,524)	(359,232)	(587,610)
Surrender charges (note 2)	(12)	(52)	(347)	(6,338)	(436)	(25,210)
Lapse charges	0	(1,221)	0	(921)	0	(2,208)
Cost of insurance and other administrative fees (note 2)	(57,045)	(64,784)	(65,369)	(71,930)	(141,391)	(151,848)
Net equity transactions	(95,053)	(585,669)	(233,677)	(328,539)	(32,091)	(731,565)
Net change in contract owners' equity	474,808	118,382	224,939	118,905	924,038	(76,553)
Contract owners' equity:
Beginning of period	2,974,446	2,856,064	2,735,575	2,616,670	5,621,914	5,698,467
End of period	$3,449,254	$2,974,446	$2,960,514	$2,735,575	$6,545,952	$5,621,914

Change in units:
Beginning units	108,577	137,186	153,770	174,840	155,195	178,039
Units purchased	3,580	4,637	9,605	14,710	20,708	18,150
Units redeemed	(6,489)	(33,246)	(21,043)	(35,780)	(20,176)	(40,994)
Ending units	105,668	108,577	142,332	153,770	155,727	155,195

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$40,767	$38,226	$3,206	$2,703	$4,748	$6,459
Reinvested capital gains	0	0	24,605	2,488	67,402	69,498
Realized gain (loss)	190,683	(73,943)	13,928	1,392	12,663	(1,065)
Unrealized gain (loss)	370,402	663,250	33,235	13,233	83,539	(39,545)
Net increase (decrease) in contract owners' equity from operations	601,852	627,533	74,974	19,816	168,352	35,347
Equity transactions:
Contract purchase payments	175,274	188,678	9,182	9,280	20,449	19,346
Transfers (to) and from other subaccounts	(97,161)	123,112	(13,764)	(6,201)	(13,898)	6,266
Transfers (to) and from fixed dollar contract	53,553	6,164	4,027	(694)	(435)	9,314
Withdrawals, surrenders and death benefit payments	(370,906)	(179,203)	(20,783)	0	(28,984)	(1,831)
Surrender charges (note 2)	(1,824)	(5,452)	0	0	(150)	(73)
Lapse charges	0	(1,005)	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(137,124)	(134,929)	(7,984)	(8,656)	(16,048)	(18,084)
Net equity transactions	(378,188)	(2,635)	(29,322)	(6,271)	(39,066)	14,938
Net change in contract owners' equity	223,664	624,898	45,652	13,545	129,286	50,285
Contract owners' equity:
Beginning of period	4,872,986	4,248,088	310,756	297,211	706,302	656,017
End of period	$5,096,650	$4,872,986	$356,408	$310,756	$835,588	$706,302

Change in units:
Beginning units	129,380	129,884	10,958	11,200	27,740	26,914
Units purchased	10,095	20,594	1,027	957	4,032	2,774
Units redeemed	(19,133)	(21,098)	(1,999)	(1,199)	(5,575)	(1,948)
Ending units	120,342	129,380	9,986	10,958	26,197	27,740

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Discovery Subaccount	ASVT - VT Discovery Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSVI - VIF U.S. Real Estate Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,604)	$(558)	$(4,868)	$(3,821)	$11,466	$15,342
Reinvested capital gains	11,364	13,238	48,454	42,809	0	21,025
Realized gain (loss)	3,807	2,113	17,912	24,218	26,742	8,145
Unrealized gain (loss)	34,633	18,002	(97,713)	187,028	253,796	(220,963)
Net increase (decrease) in contract owners' equity from operations	48,200	32,795	(36,215)	250,234	292,004	(176,451)
Equity transactions:
Contract purchase payments	0	0	0	0	30,550	32,907
Transfers (to) and from other subaccounts	0	(4,692)	0	0	62,788	(45,662)
Transfers (to) and from fixed dollar contract	(684)	(320)	(3,536)	(8,795)	2,190	1,326
Withdrawals, surrenders and death benefit payments	(253)	(4,258)	(10,290)	(50,157)	(134,499)	(56,484)
Surrender charges (note 2)	(3)	(15)	(12)	(50)	(9)	(1)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(8,823)	(8,475)	(18,186)	(18,994)	(40,716)	(40,455)
Net equity transactions	(9,763)	(17,760)	(32,024)	(77,996)	(79,696)	(108,369)
Net change in contract owners' equity	38,437	15,035	(68,239)	172,238	212,308	(284,820)
Contract owners' equity:
Beginning of period	206,237	191,202	668,047	495,809	796,298	1,081,118
End of period	$244,674	$206,237	$599,808	$668,047	$1,008,606	$796,298

Change in units:
Beginning units	4,123	4,590	12,858	15,406	14,999	16,806
Units purchased	0	1	0	0	1,894	1,149
Units redeemed	(174)	(468)	(609)	(2,548)	(3,202)	(2,956)
Ending units	3,949	4,123	12,249	12,858	13,691	14,999

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	MSV2 - VIF Core Plus Fixed Income Subaccount	MSV2 - VIF Core Plus Fixed Income Subaccount	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$11,823	$9,602	$26,803	$31,035	$(24,991)	$(15,990)
Reinvested capital gains	36,397	4,895	0	35,718	1,260,837	298,692
Realized gain (loss)	7,564	6,835	29,429	(13,093)	428,450	342,652
Unrealized gain (loss)	(60,924)	11,829	415,045	(348,205)	(1,688,180)	1,518,617
Net increase (decrease) in contract owners' equity from operations	(5,140)	33,161	471,277	(294,545)	(23,884)	2,143,971
Equity transactions:
Contract purchase payments	18,289	17,625	53,375	65,608	179,693	107,878
Transfers (to) and from other subaccounts	7,720	146,553	(1,373)	(89,263)	100,505	720,949
Transfers (to) and from fixed dollar contract	11,889	318	(8,896)	(21,141)	(31,084)	(5,005)
Withdrawals, surrenders and death benefit payments	(10)	(38,965)	(81,459)	(81,478)	(289,441)	(202,779)
Surrender charges (note 2)	0	(4)	(402)	(964)	(392)	(799)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(15,524)	(15,562)	(34,224)	(39,375)	(124,733)	(113,507)
Net equity transactions	22,364	109,965	(72,979)	(166,613)	(165,452)	506,737
Net change in contract owners' equity	17,224	143,126	398,298	(461,158)	(189,336)	2,650,708
Contract owners' equity:
Beginning of period	573,475	430,349	1,223,196	1,684,354	4,496,152	1,845,444
End of period	$590,699	$573,475	$1,621,494	$1,223,196	$4,306,816	$4,496,152

Change in units:
Beginning units	28,319	22,685	35,660	40,404	46,838	41,361
Units purchased	8,273	11,920	2,865	3,562	8,551	17,374
Units redeemed	(7,045)	(6,286)	(4,369)	(8,306)	(10,119)	(11,897)
Ending units	29,547	28,319	34,156	35,660	45,270	46,838

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$21,275	$24,233	$2,916	$2,576	$(9,660)	$(5,742)
Reinvested capital gains	395,074	49,107	221,432	31,740	193,407	114,946
Realized gain (loss)	33,052	(80,190)	27,024	14,782	98,813	12,270
Unrealized gain (loss)	210,914	89,870	(21,074)	68,548	45,788	307,706
Net increase (decrease) in contract owners' equity from operations	660,315	83,020	230,298	117,646	328,348	429,180
Equity transactions:
Contract purchase payments	83,068	95,216	16,666	18,360	43,226	27,374
Transfers (to) and from other subaccounts	(47,088)	(19,379)	14,035	1,185	2,227	55,999
Transfers (to) and from fixed dollar contract	(15,543)	23,882	(3,633)	(17,217)	12,991	60,041
Withdrawals, surrenders and death benefit payments	(212,365)	(173,751)	(24,160)	(72,238)	(247,128)	(85,467)
Surrender charges (note 2)	(10)	(1,830)	(178)	(883)	(589)	(4)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(104,855)	(107,321)	(22,422)	(22,105)	(41,305)	(40,012)
Net equity transactions	(296,793)	(183,183)	(19,692)	(92,898)	(230,578)	17,931
Net change in contract owners' equity	363,522	(100,163)	210,606	24,748	97,770	447,111
Contract owners' equity:
Beginning of period	2,925,844	3,026,007	814,245	789,497	1,546,288	1,099,177
End of period	$3,289,366	$2,925,844	$1,024,851	$814,245	$1,644,058	$1,546,288

Change in units:
Beginning units	121,057	129,211	25,635	28,999	37,606	37,280
Units purchased	6,600	11,262	2,222	2,002	2,838	7,462
Units redeemed	(17,196)	(19,416)	(2,737)	(5,366)	(7,405)	(7,136)
Ending units	110,461	121,057	25,120	25,635	33,039	37,606

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	GSVS - Large Cap Value Subaccount	GSVS - Large Cap Value Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - Strategic Growth Subaccount	GSVS - Strategic Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,253	$695	$361	$254	$(915)	$(675)
Reinvested capital gains	23,082	2,399	7,484	716	18,331	9,276
Realized gain (loss)	740	(6,246)	510	(17)	1,871	(261)
Unrealized gain (loss)	9,887	8,285	(1,766)	1,902	7,097	25,396
Net increase (decrease) in contract owners' equity from operations	34,962	5,133	6,589	2,855	26,384	33,736
Equity transactions:
Contract purchase payments	14,653	15,235	3,572	2,905	9,889	9,790
Transfers (to) and from other subaccounts	1,283	0	5,877	0	0	15,974
Transfers (to) and from fixed dollar contract	3,483	1,697	734	720	(1,340)	(25)
Withdrawals, surrenders and death benefit payments	0	(22,147)	0	0	0	0
Surrender charges (note 2)	0	(40,444)	0	0	0	0
Lapse charges	0	0	0	0	0	(1,315)
Cost of insurance and other administrative fees (note 2)	(4,170)	(10,021)	(455)	(428)	(3,989)	(3,666)
Net equity transactions	15,249	(55,680)	9,728	3,197	4,560	20,758
Net change in contract owners' equity	50,211	(50,547)	16,317	6,052	30,944	54,494
Contract owners' equity:
Beginning of period	142,991	193,538	18,654	12,602	124,791	70,297
End of period	$193,202	$142,991	$34,971	$18,654	$155,735	$124,791

Change in units:
Beginning units	5,393	7,517	436	343	2,007	1,572
Units purchased	951	986	233	106	172	559
Units redeemed	(420)	(3,110)	(31)	(13)	(103)	(124)
Ending units	5,924	5,393	638	436	2,076	2,007

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$70,320	$76,721	$(11,032)	$(6,142)	$2,602	$8,066
Reinvested capital gains	0	0	3,602	184,583	6,585	15,925
Realized gain (loss)	89,021	(76,519)	54,263	(163,229)	10,920	(84,341)
Unrealized gain (loss)	29,576	(144,276)	518,649	59,207	15,061	71,403
Net increase (decrease) in contract owners' equity from operations	188,917	(144,074)	565,482	74,419	35,168	11,053
Equity transactions:
Contract purchase payments	188,819	182,488	138,900	94,188	32,896	32,068
Transfers (to) and from other subaccounts	502,973	(261,251)	(35,601)	(143,152)	(279,402)	27,456
Transfers (to) and from fixed dollar contract	15,799	23,026	5,863	(10,438)	50	1,097
Withdrawals, surrenders and death benefit payments	(260,121)	(168,649)	(218,877)	(396,114)	(12,977)	(21,559)
Surrender charges (note 2)	(1,684)	(6,156)	(9)	(1,672)	(337)	(175)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(149,754)	(151,214)	(92,677)	(95,945)	(20,374)	(23,201)
Net equity transactions	296,032	(381,756)	(202,401)	(553,133)	(280,144)	15,686
Net change in contract owners' equity	484,949	(525,830)	363,081	(478,714)	(244,976)	26,739
Contract owners' equity:
Beginning of period	3,898,729	4,424,559	2,979,994	3,458,708	790,660	763,921
End of period	$4,383,678	$3,898,729	$3,343,075	$2,979,994	$545,684	$790,660

Change in units:
Beginning units	94,204	104,758	56,579	69,587	52,092	54,071
Units purchased	29,324	10,371	4,812	5,118	2,450	18,633
Units redeemed	(22,343)	(20,925)	(8,043)	(18,126)	(20,317)	(20,612)
Ending units	101,185	94,204	53,348	56,579	34,225	52,092

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	JPMI - Small Cap Core Subaccount	JPMI - Small Cap Core Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(21,450)	$(18,330)	$(6,168)	$(4,541)	$616	$3,099
Reinvested capital gains	0	0	0	0	21,414	37,071
Realized gain (loss)	863,738	674,586	78,471	129,043	43,115	4,072
Unrealized gain (loss)	(88,081)	623,225	89,569	230,776	74,221	31,792
Net increase (decrease) in contract owners' equity from operations	754,207	1,279,481	161,872	355,278	139,366	76,034
Equity transactions:
Contract purchase payments	118,680	116,063	36,829	28,597	24,917	20,474
Transfers (to) and from other subaccounts	(395,065)	72,232	117,003	54,453	89,092	(84,780)
Transfers (to) and from fixed dollar contract	(5,870)	(28,847)	(8,692)	13,321	(22,464)	(433)
Withdrawals, surrenders and death benefit payments	(359,972)	(268,559)	(5,121)	(34,252)	(75,025)	(24,553)
Surrender charges (note 2)	(87)	(1,441)	(9)	(61)	(1)	(415)
Lapse charges	0	0	0	(1,379)	0	0
Cost of insurance and other administrative fees (note 2)	(171,133)	(179,575)	(33,953)	(29,718)	(18,792)	(16,270)
Net equity transactions	(813,447)	(290,127)	106,057	30,961	(2,273)	(105,977)
Net change in contract owners' equity	(59,240)	989,354	267,929	386,239	137,093	(29,943)
Contract owners' equity:
Beginning of period	5,183,198	4,193,844	991,743	605,504	690,374	720,317
End of period	$5,123,958	$5,183,198	$1,259,672	$991,743	$827,467	$690,374

Change in units:
Beginning units	79,926	83,709	12,313	11,608	15,171	17,861
Units purchased	12,704	17,535	3,140	3,600	3,202	1,796
Units redeemed	(24,208)	(21,318)	(1,817)	(2,895)	(3,280)	(4,486)
Ending units	68,422	79,926	13,636	12,313	15,093	15,171

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JPMI - Mid Cap Value Subaccount	JPMI - Mid Cap Value Subaccount	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$21,594	$36,767	$(4,588)	$(3,837)	$(6,868)	$(5,128)
Reinvested capital gains	222,826	219,093	183,729	75,876	381,347	102,034
Realized gain (loss)	216,054	107,562	140,092	7,285	33,004	27,910
Unrealized gain (loss)	640,932	(426,827)	(293,426)	211,585	(191,073)	276,239
Net increase (decrease) in contract owners' equity from operations	1,101,406	(63,405)	25,807	290,909	216,410	401,055
Equity transactions:
Contract purchase payments	102,363	103,750	50,874	25,870	51,050	55,444
Transfers (to) and from other subaccounts	(41,427)	(200,917)	(54,599)	123,332	104,530	240,024
Transfers (to) and from fixed dollar contract	(5,658)	(19,041)	3,466	(13,726)	10,500	(2,842)
Withdrawals, surrenders and death benefit payments	(289,097)	(326,372)	(89,652)	(45,736)	(15,956)	(38,530)
Surrender charges (note 2)	(92)	(9,552)	(7)	0	(649)	0
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(120,763)	(125,940)	(29,236)	(29,515)	(40,332)	(37,724)
Net equity transactions	(354,674)	(578,072)	(119,154)	60,225	109,143	216,372
Net change in contract owners' equity	746,732	(641,477)	(93,347)	351,134	325,553	617,427
Contract owners' equity:
Beginning of period	3,946,547	4,588,024	1,002,517	651,383	1,550,605	933,178
End of period	$4,693,279	$3,946,547	$909,170	$1,002,517	$1,876,158	$1,550,605

Change in units:
Beginning units	71,987	83,370	16,565	15,553	41,783	33,972
Units purchased	5,591	5,575	7,646	4,400	7,719	14,057
Units redeemed	(11,174)	(16,958)	(9,310)	(3,388)	(4,775)	(6,246)
Ending units	66,404	71,987	14,901	16,565	44,727	41,783

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$44,290	$50,109	$(2,318)	$(1,705)	$142,270	$30,058
Reinvested capital gains	182,745	85,491	44,020	29,133	0	0
Realized gain (loss)	59,790	19,038	15,374	20,276	31,697	28,692
Unrealized gain (loss)	178,789	121,282	16,929	12,332	(16,189)	240,954
Net increase (decrease) in contract owners' equity from operations	465,614	275,920	74,005	60,036	157,778	299,704
Equity transactions:
Contract purchase payments	184,371	189,994	4,053	5,041	240,499	240,101
Transfers (to) and from other subaccounts	(138,453)	(36,831)	(26,401)	11,938	(62,126)	23,958
Transfers (to) and from fixed dollar contract	(932)	12,574	44	(636)	(35,968)	33,463
Withdrawals, surrenders and death benefit payments	(11,131)	(78,274)	(18,625)	(86,128)	(73,429)	(211,786)
Surrender charges (note 2)	(2)	(358)	0	(8)	(138)	(2,105)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(102,007)	(106,959)	(10,999)	(12,374)	(131,230)	(147,490)
Net equity transactions	(68,154)	(19,854)	(51,928)	(82,167)	(62,392)	(63,859)
Net change in contract owners' equity	397,460	256,066	22,077	(22,131)	95,386	235,845
Contract owners' equity:
Beginning of period	3,470,615	3,214,549	342,140	364,271	2,933,439	2,697,594
End of period	$3,868,075	$3,470,615	$364,217	$342,140	$3,028,825	$2,933,439

Change in units:
Beginning units	123,262	124,099	15,612	20,160	136,908	139,601
Units purchased	9,026	11,098	181	1,576	17,647	33,169
Units redeemed	(10,702)	(11,935)	(2,468)	(6,124)	(19,689)	(35,862)
Ending units	121,586	123,262	13,325	15,612	134,866	136,908

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	PVIA - Total Return Subaccount	PVIA - Total Return Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Commodity Real Return® Strategy Subaccount	PVIA - Commodity Real Return® Strategy Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$60,577	$66,099	$90,180	$32,508	$13,879	$14,028
Reinvested capital gains	179,912	43,733	29,561	0	0	0
Realized gain (loss)	4,640	28,134	(19,096)	(23,746)	(931)	(160,316)
Unrealized gain (loss)	(315,766)	167,127	(187,291)	138,018	69,361	92,885
Net increase (decrease) in contract owners' equity from operations	(70,637)	305,093	(86,646)	146,780	82,309	(53,403)
Equity transactions:
Contract purchase payments	187,808	201,511	93,933	90,020	8,455	6,282
Transfers (to) and from other subaccounts	226,048	355,039	266,352	2,565	123,738	(145,926)
Transfers (to) and from fixed dollar contract	(31,191)	(55,389)	290	(7,380)	3,387	2,067
Withdrawals, surrenders and death benefit payments	(132,821)	(205,479)	(95,058)	(83,976)	(6,573)	(7,964)
Surrender charges (note 2)	(69)	(442)	(82)	(507)	0	0
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(174,750)	(185,423)	(71,391)	(75,893)	(9,358)	(5,768)
Net equity transactions	75,025	109,817	194,044	(75,171)	119,649	(151,309)
Net change in contract owners' equity	4,388	414,910	107,398	71,609	201,958	(204,712)
Contract owners' equity:
Beginning of period	4,142,008	3,727,098	1,678,281	1,606,672	205,197	409,909
End of period	$4,146,396	$4,142,008	$1,785,679	$1,678,281	$407,155	$205,197

Change in units:
Beginning units	187,014	181,489	78,078	81,701	23,621	47,467
Units purchased	35,555	37,713	34,448	8,736	16,479	6,214
Units redeemed	(31,532)	(32,188)	(25,198)	(12,359)	(4,687)	(30,060)
Ending units	191,037	187,014	87,328	78,078	35,413	23,621

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	CALI - VP S&P 500 Index Subaccount	CALI - VP S&P 500 Index Subaccount	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$898	$1,191	$(1,744)	$138	$56,888	$28,216
Reinvested capital gains	7,514	4,182	70,748	38,571	0	77,035
Realized gain (loss)	9,285	1,661	82,908	(369)	(19,503)	(385,008)
Unrealized gain (loss)	19,610	13,850	26,780	60,308	1,276,459	(147,336)
Net increase (decrease) in contract owners' equity from operations	37,307	20,884	178,692	98,648	1,313,844	(427,093)
Equity transactions:
Contract purchase payments	0	0	60,550	14,660	169,581	185,479
Transfers (to) and from other subaccounts	0	0	(7,486)	116,316	(56,786)	157,915
Transfers (to) and from fixed dollar contract	(754)	(1,085)	(7,730)	15,816	32,399	9,461
Withdrawals, surrenders and death benefit payments	(18,931)	0	(15,426)	(23,661)	(328,701)	(356,192)
Surrender charges (note 2)	(2)	0	(10)	(806)	(1,016)	(10,895)
Lapse charges	0	0	0	0	0	(1,102)
Cost of insurance and other administrative fees (note 2)	(5,177)	(5,718)	(16,933)	(15,954)	(168,344)	(153,991)
Net equity transactions	(24,864)	(6,803)	12,965	106,371	(352,867)	(169,325)
Net change in contract owners' equity	12,443	14,081	191,657	205,019	960,977	(596,418)
Contract owners' equity:
Beginning of period	142,490	128,409	647,661	442,642	4,740,945	5,337,363
End of period	$154,933	$142,490	$839,318	$647,661	$5,701,922	$4,740,945

Change in units:
Beginning units	5,171	5,462	14,486	12,124	122,785	127,388
Units purchased	0	0	15,199	4,067	21,136	21,398
Units redeemed	(760)	(291)	(14,766)	(1,705)	(28,424)	(26,001)
Ending units	4,411	5,171	14,919	14,486	115,497	122,785

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount	AIMI - Invesco V.I. International Growth Series II Subaccount	AIMI - Invesco V.I. International Growth Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(13,372)	$(7,214)	$4,748	$11,378	$(315)	$290
Reinvested capital gains	161,196	39,193	44,790	14,682	0	0
Realized gain (loss)	170,688	(55,330)	28,250	4,300	6,928	(2,800)
Unrealized gain (loss)	561,550	599,315	(41,813)	63,805	47,863	727
Net increase (decrease) in contract owners' equity from operations	880,062	575,964	35,975	94,165	54,476	(1,783)
Equity transactions:
Contract purchase payments	105,024	117,361	33,995	26,518	6,902	11,088
Transfers (to) and from other subaccounts	125,278	(44,033)	(93,611)	112,584	(14,468)	36,167
Transfers (to) and from fixed dollar contract	(4,983)	(26,580)	5,815	7,053	2,639	(4,542)
Withdrawals, surrenders and death benefit payments	(332,025)	(118,206)	(31,824)	(28,001)	3	(5,047)
Surrender charges (note 2)	(738)	(1,886)	(4)	(273)	0	0
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(105,006)	(90,252)	(16,702)	(18,917)	(8,251)	(6,361)
Net equity transactions	(212,450)	(163,596)	(102,331)	98,964	(13,175)	31,305
Net change in contract owners' equity	667,612	412,368	(66,356)	193,129	41,301	29,522
Contract owners' equity:
Beginning of period	3,055,582	2,643,214	715,251	522,122	175,615	146,093
End of period	$3,723,194	$3,055,582	$648,895	$715,251	$216,916	$175,615

Change in units:
Beginning units	77,116	81,965	44,505	36,676	9,432	7,567
Units purchased	8,377	8,197	3,693	13,207	1,099	3,201
Units redeemed	(12,659)	(13,046)	(9,678)	(5,378)	(1,673)	(1,336)
Ending units	72,834	77,116	38,520	44,505	8,858	9,432

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$135,670	$158,121	$(3,551)	$(3,205)	$14,191	$26,004
Reinvested capital gains	0	2,411	51,228	38,038	0	0
Realized gain (loss)	23,877	(15,385)	60,263	32,746	5,333	(48,025)
Unrealized gain (loss)	312,247	(152,072)	7,032	175,678	20,252	(11,459)
Net increase (decrease) in contract owners' equity from operations	471,794	(6,925)	114,972	243,257	39,776	(33,480)
Equity transactions:
Contract purchase payments	80,026	85,755	20,779	14,992	32,192	37,913
Transfers (to) and from other subaccounts	(180,860)	(132,491)	(52,811)	63,209	(74,449)	(53,251)
Transfers (to) and from fixed dollar contract	1,945	(29,303)	4,343	(2,395)	458	55,668
Withdrawals, surrenders and death benefit payments	(90,129)	(182,261)	(95,628)	(101,901)	(37,387)	(135,895)
Surrender charges (note 2)	(70)	(326)	(223)	(87)	(1)	(1,729)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(101,505)	(114,083)	(18,875)	(22,085)	(34,536)	(37,069)
Net equity transactions	(290,593)	(372,709)	(142,415)	(48,267)	(113,723)	(134,363)
Net change in contract owners' equity	181,201	(379,634)	(27,443)	194,990	(73,947)	(167,843)
Contract owners' equity:
Beginning of period	3,055,322	3,434,956	794,297	599,307	934,944	1,102,787
End of period	$3,236,523	$3,055,322	$766,854	$794,297	$860,997	$934,944

Change in units:
Beginning units	152,541	171,396	20,018	21,720	73,345	84,872
Units purchased	6,461	9,449	1,976	2,744	4,367	11,982
Units redeemed	(19,565)	(28,304)	(5,229)	(4,446)	(12,379)	(23,509)
Ending units	139,437	152,541	16,765	20,018	65,333	73,345

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,501	$7,107	$(482)	$(394)	$2,346	$3,479
Reinvested capital gains	0	112	6,262	4,473	0	0
Realized gain (loss)	194	(3,667)	2,860	326	977	(1,912)
Unrealized gain (loss)	10,973	(5,609)	4,006	21,792	2,541	(1,651)
Net increase (decrease) in contract owners' equity from operations	15,668	(2,057)	12,646	26,197	5,864	(84)
Equity transactions:
Contract purchase payments	11,747	11,852	4,402	5,471	15,652	17,662
Transfers (to) and from other subaccounts	(713)	0	1,404	0	(7,326)	0
Transfers (to) and from fixed dollar contract	0	0	(16)	(1,458)	74	776
Withdrawals, surrenders and death benefit payments	0	(23,932)	(3,849)	0	(2,183)	0
Surrender charges (note 2)	0	(38,820)	(980)	0	(556)	0
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(2,598)	(8,722)	(2,638)	(2,555)	(3,992)	(4,550)
Net equity transactions	8,436	(59,622)	(1,677)	1,458	1,669	13,888
Net change in contract owners' equity	24,104	(61,679)	10,969	27,655	7,533	13,804
Contract owners' equity:
Beginning of period	90,648	152,327	86,694	59,039	142,945	129,141
End of period	$114,752	$90,648	$97,663	$86,694	$150,478	$142,945

Change in units:
Beginning units	3,797	6,369	1,683	1,646	8,647	7,650
Units purchased	483	547	181	197	1,200	1,608
Units redeemed	(127)	(3,119)	(218)	(160)	(1,037)	(611)
Ending units	4,153	3,797	1,646	1,683	8,810	8,647

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,411	$823	$(4,531)	$(4,175)	$6,687	$8,926
Reinvested capital gains	0	27,948	75,926	70,144	17,004	3,496
Realized gain (loss)	(1,268)	(1,147)	24,009	18,680	2,778	(778)
Unrealized gain (loss)	13,337	(15,565)	(78,124)	126,815	(14,142)	24,863
Net increase (decrease) in contract owners' equity from operations	13,480	12,059	17,280	211,464	12,327	36,507
Equity transactions:
Contract purchase payments	4,109	4,415	64,341	61,808	12,266	15,882
Transfers (to) and from other subaccounts	10,429	(518)	100,017	156,212	0	44,494
Transfers (to) and from fixed dollar contract	672	633	(7,067)	(7,098)	5,554	12,051
Withdrawals, surrenders and death benefit payments	(8,570)	0	(28,729)	(19,182)	(33,095)	(13,152)
Surrender charges (note 2)	0	0	(312)	(33)	0	0
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(3,447)	(3,798)	(29,487)	(31,563)	(20,829)	(17,770)
Net equity transactions	3,193	732	98,763	160,144	(36,104)	41,505
Net change in contract owners' equity	16,673	12,791	116,043	371,608	(23,777)	78,012
Contract owners' equity:
Beginning of period	120,403	107,612	1,037,176	665,568	662,751	584,739
End of period	$137,076	$120,403	$1,153,219	$1,037,176	$638,974	$662,751

Change in units:
Beginning units	4,622	4,582	19,979	16,349	43,982	41,016
Units purchased	575	233	4,561	6,502	1,361	8,357
Units redeemed	(443)	(193)	(2,655)	(2,872)	(3,572)	(5,391)
Ending units	4,754	4,622	21,885	19,979	41,771	43,982

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,039	$3,403	$12,098	$17,972	$29,333	$51,456
Reinvested capital gains	8,428	2,846	56,229	15,554	139,756	98,349
Realized gain (loss)	1,345	(719)	21,087	(13,877)	66,609	11,149
Unrealized gain (loss)	3,019	12,447	50,753	75,525	290,984	146,633
Net increase (decrease) in contract owners' equity from operations	14,831	17,977	140,167	95,174	526,682	307,587
Equity transactions:
Contract purchase payments	19,164	18,668	48,651	47,178	130,746	151,123
Transfers (to) and from other subaccounts	(476)	(1,898)	92,559	(117,586)	(75,497)	(449,104)
Transfers (to) and from fixed dollar contract	(21)	18	105,575	(20,078)	(54,343)	38,245
Withdrawals, surrenders and death benefit payments	0	0	(171,041)	(14,962)	(70,670)	(78,354)
Surrender charges (note 2)	0	0	(209)	(2)	(273)	(1,148)
Lapse charges	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(12,424)	(12,141)	(38,933)	(43,926)	(88,165)	(96,884)
Net equity transactions	6,243	4,647	36,602	(149,376)	(158,202)	(436,122)
Net change in contract owners' equity	21,074	22,624	176,769	(54,202)	368,480	(128,535)
Contract owners' equity:
Beginning of period	256,481	233,857	1,299,182	1,353,384	3,698,201	3,826,736
End of period	$277,555	$256,481	$1,475,951	$1,299,182	$4,066,681	$3,698,201

Change in units:
Beginning units	14,037	13,774	58,832	66,377	144,548	163,309
Units purchased	1,530	1,160	11,565	3,992	7,372	11,635
Units redeemed	(1,193)	(897)	(9,617)	(11,537)	(12,526)	(30,396)
Ending units	14,374	14,037	60,780	58,832	139,394	144,548

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount
	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$14,702	$20,111	$15,385	$16,104
Reinvested capital gains	36,046	26,666	135,682	18,182
Realized gain (loss)	31,056	(21,570)	15,138	(6,511)
Unrealized gain (loss)	184,167	71,031	(48,077)	112,823
Net increase (decrease) in contract owners' equity from operations	265,971	96,238	118,128	140,598
Equity transactions:
Contract purchase payments	74,453	88,614	53,629	52,005
Transfers (to) and from other subaccounts	2,235	(406,323)	114,364	(45,896)
Transfers (to) and from fixed dollar contract	(20,585)	(221)	10,665	(3,680)
Withdrawals, surrenders and death benefit payments	(43,277)	0	(45,656)	(84,607)
Surrender charges (note 2)	(861)	0	(1,326)	(439)
Lapse charges	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(30,598)	(33,700)	(53,050)	(53,853)
Net equity transactions	(18,633)	(351,630)	78,626	(136,470)
Net change in contract owners' equity	247,338	(255,392)	196,754	4,128
Contract owners' equity:
Beginning of period	1,483,006	1,738,398	1,176,155	1,172,027
End of period	$1,730,344	$1,483,006	$1,372,909	$1,176,155

Change in units:
Beginning units	53,735	68,745	52,558	59,196
Units purchased	4,475	8,485	9,293	5,229
Units redeemed	(4,829)	(23,495)	(5,885)	(11,867)
Ending units	53,381	53,735	55,966	52,558

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount
	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,935	$5,391	$(22,209)	$(18,240)
Reinvested capital gains	0	0	1,262,507	425,223
Realized gain (loss)	(1,786)	(30,020)	274,052	195,928
Unrealized gain (loss)	76,035	(4,611)	(914,877)	509,872
Net increase (decrease) in contract owners' equity from operations	79,184	(29,240)	599,473	1,112,783
Equity transactions:
Contract purchase payments	18,402	22,536	179,554	155,677
Transfers (to) and from other subaccounts	47,107	(14,410)	109,127	(143,562)
Transfers (to) and from fixed dollar contract	4,339	3,032	23,135	41,630
Withdrawals, surrenders and death benefit payments	(5,023)	(10,311)	(519,203)	(107,151)
Surrender charges (note 2)	(84)	(360)	(2,385)	(2,412)
Lapse charges	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(11,720)	(12,609)	(120,043)	(130,965)
Net equity transactions	53,021	(12,122)	(329,815)	(186,783)
Net change in contract owners' equity	132,205	(41,362)	269,658	926,000
Contract owners' equity:
Beginning of period	277,422	318,784	4,152,872	3,226,872
End of period	$409,627	$277,422	$4,422,530	$4,152,872

Change in units:
Beginning units	31,391	31,510	60,566	63,228
Units purchased	8,658	9,232	7,553	12,009
Units redeemed	(3,186)	(9,351)	(11,694)	(14,671)
Ending units	36,863	31,391	56,425	60,566

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Notes to Financial Statements	December 31, 2021

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A. Organization and Nature of Operations

Ohio National Variable Account R (the “Account”) is a separate account of Ohio National Life Assurance Corporation (“ONLAC”) established as a funding vehicle for variable universal life (“VUL”) insurance policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLAC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

ONLAC is a stock life insurance company wholly owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance law. On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021. Constellation, an insurance holding company, is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

ONMH entered into the Transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off of ONMH’s strengths and infrastructure to grow its insurance business going forward.

The Transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the Transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation and its investors are providing a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening Ohio National’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

The Transaction is subject to customary conditions, including regulatory approvals and ONMH’s member approval. On March 11, 2022, the members of ONMH voted to approve the Transaction. The Ohio Department of Insurance conducted a public hearing on March 18, 2022. ONMH received an order approving the Transaction and all other regulatory approvals necessary to close the Transaction. ONMH is targeting to close the Transaction on or about March 31, 2022.

B. Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: ON Bond, ON BlackRock Balanced Allocation, ON BlackRock Advantage International Equity, ON Janus Henderson Forty, ONAB Small Cap, ON AB Mid Cap Core, ON S&P 500® Index, ON BlackRock Advantage Large Cap Value, ON Federated High Income Bond, ON Nasdaq-100® Index, ON BlackRock Advantage Large Cap Core, ON BlackRock Advantage Small Cap Growth, ON S&P MidCap 400® Index, and ON BlackRock Advantage Large Cap Growth

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Allspring Variable Trust: VT Opportunity and VT Discovery

Morgan Stanley Variable Insurance Fund, Inc. – Class I: VIF U.S. Real Estate

Morgan Stanley Variable Insurance Fund, Inc. – Class II: VIF Core Plus Fixed Income, VIF U.S. Real Estate, and VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small-Mid Cap Equity, and International Equity

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Focused Blend and PSF PGIM Jennison Growth

J.P. Morgan Insurance Trust - Class I: Small Cap Core and Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Total Return, Global Bond Opportunities, and CommodityRealReturn® Strategy

Calvert Variable Products, Inc.: VP S&P 500 Index

BNY Mellon Variable Investment Fund - Service Shares: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. International Growth Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin DynaTech VIP, Templeton Foreign VIP, and Franklin Allocation VIP

Federated Hermes Insurance Series: Kaufmann Fund II

ALPS Variable Investors Trust - Class II: Morningstar Conservative ETF Asset Allocation, Morningstar Income & Growth ETF Asset Allocation, Morningstar Balanced ETF Asset Allocation, Morningstar Growth ETF Asset Allocation, and Morningstar Aggressive Growth ETF Asset Allocation

Ivy Variable Insurance Portfolios: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded advisory fees of approximately $53.2 million and $43.2 million from Ohio National Fund, Inc. for the periods ended December 31, 2021 and 2020, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of ONLAC. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLAC and are paid from its general account.

C. Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2021.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D. Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Subsequent Events

The Account has evaluated for subsequent events through March 30, 2022, which is the date these financial statements were issued, and there are no subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk of the policies. ONLAC charges the Accounts' assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ONLAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by ONLAC, and represents an expense of ONLAC rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge have some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ONLAC amounted to $403,906 and $410,533 for the periods ended December 31, 2021 and 2020, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. The charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charges.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $104 and $10,391 for the periods ended December 31, 2021 and 2020 respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $47,564 and $535,418 for the periods ended December 31, 2021 and 2020 respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are also assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

The following basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%
Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%
Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000). Additional fees may be charged if surrender is within the first year of policy.	$7.32 to $60.00
Transfer Fees - per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount.	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables. (per $1,000)	$0.00008 to $83.33
Maintenance Fee
Deducted monthly.	$5 to $10
Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.05
Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01
Stated amount of the guarantee to maturity (per $1,000)	$0.01 to $0.03
Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.01 to $83.33
Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.01 to $83.33

Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.01 to $83.33

Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44
Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured's sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. There may be an administrative charge if permitted under state law.	$100
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.02 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1.00)	$0.01 to $0.18
Preferred Loan Rider
Deducted monthly. Allows a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 0.20% of Accumulation Value (annualized).	0.20%
Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part of your policy. (per $1,000)	$0.00008 to $83.33
Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.00008 to $83.33
Single Term Life Rider
Deducted monthly. Allows the purchase of additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33
Family Split Option Rider
Deducted monthly. Enables the dividing of a policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005
Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.01 to $0.59

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

The COVID-19 virus pandemic has continued to significantly impact the global economy and the market environment. Liquidity and performance of the subaccounts may be negatively impacted as a result on ongoing economic uncertainties caused by the pandemic. The values of the subaccounts in future financial statements may differ significantly from those presented for this period end.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ONLAC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ONLAC does not provide income taxes within the Account.

(4)	Fund Mergers, Replacements, and Other Significant Transactions

Effective December 4, 2020 the U.S. Small-Mid Cap Equity of the Lazard Retirement Series, Inc. – Service Shares issued a reverse share split (1:2 split ratio).

Effective May 29, 2020, the ON Foreign of the Ohio National Fund Inc. merged into the ON BlackRock Advantage International Equity of the Ohio National Fund Inc.

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 1940 Act mutual funds. These funds are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair value. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

	Purchases	Sales
ONFI - ON Bond Subaccount	$398,749	$881,862
ONFI - ON BlackRock Balanced Allocation Subaccount	1,429,498	929,956
ONFI - ON BlackRock Advantage International Equity Subaccount	920,969	1,198,613
ONFI - ON Janus Henderson Forty Subaccount	1,786,201	593,938
ONFI - ON AB Small Cap Subaccount	2,257,225	1,305,291
ONFI - ON AB Mid Cap Core Subaccount	1,185,432	1,439,071
ONFI - ON S&P 500® Index Subaccount	4,731,799	4,015,996
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	196,154	202,557
ONFI - ON Federated High Income Bond Subaccount	318,947	672,406
ONFI - ON Nasdaq-100® Index Subaccount	1,703,015	686,388
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	4,939,470	4,877,272
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	885,727	628,714
ONFI - ON S&P MidCap 400® Index Subaccount	112,004	138,796
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	96,291	141,427
FIDS - VIP Government Money Market Subaccount	7,035,839	7,638,060
FID2 - VIP Mid Cap Subaccount	3,227,057	2,080,406
FID2 - VIP Contrafund® Subaccount	3,696,534	2,987,866
FID2 - VIP Growth Subaccount	2,173,840	781,541
FID2 - VIP Equity-Income Subaccount	1,178,219	994,546
FID2 - VIP Real Estate Subaccount	265,869	199,481
JASI - Janus Henderson Research Subaccount	778,049	891,273
JASI - Janus Henderson Global Research Subaccount	301,066	294,725
JASI - Janus Henderson Balanced Subaccount	179,298	360,387
JASS - Janus Henderson Research Subaccount	266,208	210,454
JASS - Janus Henderson Global Research Subaccount	324,810	420,044
JASS - Janus Henderson Balanced Subaccount	830,226	794,859
JASS - Janus Henderson Overseas Subaccount	465,718	803,139
LEGI - ClearBridge Variable Dividend Strategy Subaccount	61,713	63,224
LEGI - ClearBridge Variable Large Cap Value Subaccount	192,488	159,404
ASVT - VT Opportunity Subaccount	11,459	11,462
ASVT - VT Discovery Subaccount	48,454	36,892
MSVI - VIF U.S. Real Estate Subaccount	141,678	209,908
MSV2 - VIF Core Plus Fixed Income Subaccount	213,018	142,434
MSV2 - VIF U.S. Real Estate Subaccount	132,725	178,901
MSV2 - VIF Growth Subaccount	2,119,577	1,049,183
GSVI - Large Cap Value Subaccount	602,794	483,238
GSVI - U.S. Equity Insights Subaccount	307,106	102,450
GSVI - Strategic Growth Subaccount	316,715	363,546
GSVS - Large Cap Value Subaccount	52,214	12,630
GSVS - U.S. Equity Insights Subaccount	18,817	1,244
GSVS - Strategic Growth Subaccount	29,852	7,876
LAZS - Emerging Markets Equity Subaccount	1,348,737	982,385
LAZS - U.S. Small-Mid Cap Equity Subaccount	278,879	488,710
LAZS - International Equity Subaccount	48,491	319,448
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	849,804	1,684,701
PRS2 - PSF PGIM Jennison Growth Subaccount	260,515	160,626
JPMI - Small Cap Core Subaccount	196,798	177,041
JPMI - Mid Cap Value Subaccount	611,884	722,138
MFSI - New Discovery Subaccount	660,978	600,991
MFSI - Mid Cap Growth Subaccount	667,965	184,343
MFSI - Total Return Subaccount	497,160	338,279
MFS2 - Massachusetts Investors Growth Stock Subaccount	48,399	58,625
PVIA - Real Return Subaccount	515,366	435,488
PVIA - Total Return Subaccount	1,018,513	702,999
PVIA - Global Bond Opportunities Subaccount	851,946	538,161
PVIA - CommodityRealReturn® Strategy Subaccount	184,194	50,666
CALI - VP S&P 500 Index Subaccount	9,576	26,028
BNYS - Appreciation Subaccount	839,419	757,450
ROYI - Small-Cap Subaccount	989,505	1,285,484
ROYI - Micro-Cap Subaccount	553,776	618,402
AIMI - Invesco V.I. International Growth Series II Subaccount	110,615	163,408
NBAS - AMT Mid Cap Intrinsic Value Subaccount	24,556	38,046
FRT2 - Franklin Income VIP Subaccount	273,999	428,922
FRT2 - Franklin DynaTech VIP Subaccount	134,328	229,066
FRT2 - Templeton Foreign VIP Subaccount	72,996	172,528
FRT4 - Franklin Income VIP Subaccount	16,402	3,465
FRT4 - Franklin DynaTech VIP Subaccount	15,852	11,749
FRT4 - Templeton Foreign VIP Subaccount	22,654	18,639
FRT4 - Franklin Allocation VIP Subaccount	17,620	13,016
FEDS - Kaufmann Fund II Service Shares Subaccount	315,969	145,811
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	44,017	56,430
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	41,117	24,407
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	337,896	232,967
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	383,768	372,881
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	181,092	148,977
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	373,949	144,256
IVYV - Delaware Ivy VIP Natural Resources Subaccount	91,897	33,941
IVYV - Delaware Ivy VIP Science and Technology Subaccount	1,804,134	893,651

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON Equity Subaccount	2018	313,278	$48.504693	$15,195,469	0.75%	-14.47%	0.00%
ONFI - ON Equity Subaccount	2017	341,533	$56.709844	$19,368,268	0.75%	13.81%	0.00%
ONFI - ON Bond Subaccount	2021	63,207	$51.628606	$3,263,302	0.75%	-2.25%	2.70%
ONFI - ON Bond Subaccount	2020	74,033	$52.816211	$3,910,130	0.75%	8.78%	0.67%
ONFI - ON Bond Subaccount	2019	71,665	$48.555090	$3,479,697	0.75%	13.87%	2.16%
ONFI - ON Bond Subaccount	2018	78,251	$42.639222	$3,336,546	0.75%	-3.80%	0.00%
ONFI - ON Bond Subaccount	2017	92,110	$44.323808	$4,082,654	0.75%	5.38%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2021	120,818	$90.852290	$10,976,578	0.75%	18.17%	1.53%
ONFI - ON BlackRock Balanced Allocation Subaccount	2020	125,819	$76.880781	$9,673,079	0.75%	14.78%	0.19%
ONFI - ON BlackRock Balanced Allocation Subaccount	2019	141,607	$66.979012	$9,484,730	0.75%	28.33%	0.67%
ONFI - ON BlackRock Balanced Allocation Subaccount	2018	129,584	$52.192000	$6,763,247	0.75%	-15.21%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2017	134,984	$61.554770	$8,308,935	0.75%	20.16%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2021	306,127	$31.488155	$9,639,386	0.75%	12.65%	1.37%
ONFI - ON BlackRock Advantage International Equity Subaccount	2020	317,207	$27.952084	$8,866,598	0.75%	5.94%	0.68%
ONFI - ON BlackRock Advantage International Equity Subaccount	2019	214,128	$26.384046	$5,649,561	0.75%	19.82%	1.67%
ONFI - ON BlackRock Advantage International Equity Subaccount	2018	237,228	$22.019728	$5,223,699	0.75%	-13.98%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2017	258,116	$25.597864	$6,607,214	0.75%	25.89%	0.00%
ONFI - ON Capital Appreciation Subaccount	2018	142,164	$64.275981	$9,137,735	0.75%	-14.23%	0.00%
ONFI - ON Capital Appreciation Subaccount	2017	153,025	$74.939572	$11,467,655	0.75%	14.95%	0.00%
ONFI - ON Foreign Subaccount (note 4)	2019	82,523	$41.310493	$3,409,058	0.75%	9.35%	1.56%
ONFI - ON Foreign Subaccount (note 4)	2018	90,689	$37.778288	$3,426,086	0.75%	-16.26%	0.00%
ONFI - ON Foreign Subaccount (note 4)	2017	96,076	$45.111224	$4,334,104	0.75%	18.95%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2021	148,825	$53.872794	$8,017,618	0.75%	18.81%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2020	144,699	$45.344002	$6,561,228	0.75%	36.84%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2019	169,487	$33.135561	$5,616,045	0.75%	33.88%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2018	175,253	$24.749787	$4,337,475	0.75%	4.43%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2017	192,794	$23.699778	$4,569,165	0.75%	26.73%	0.00%
ONFI - ON AB Small Cap Subaccount	2021	204,062	$72.897397	$14,875,616	0.75%	7.37%	0.00%
ONFI - ON AB Small Cap Subaccount	2020	212,477	$67.895635	$14,426,262	0.75%	33.04%	0.12%
ONFI - ON AB Small Cap Subaccount	2019	233,720	$51.035252	$11,927,941	0.75%	27.65%	0.00%
ONFI - ON AB Small Cap Subaccount	2018	255,996	$39.980423	$10,234,821	0.75%	-7.07%	0.00%
ONFI - ON AB Small Cap Subaccount	2017	287,631	$43.020680	$12,374,093	0.75%	23.06%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2021	128,996	$87.086893	$11,233,904	0.75%	15.92%	0.15%
ONFI - ON AB Mid Cap Core Subaccount	2020	139,276	$75.126156	$10,463,278	0.75%	18.26%	0.08%
ONFI - ON AB Mid Cap Core Subaccount	2019	150,533	$63.527282	$9,562,958	0.75%	35.55%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2018	163,027	$46.864659	$7,640,184	0.75%	-3.94%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2017	179,966	$48.785495	$8,779,728	0.75%	26.16%	0.00%
ONFI - ON S&P 500® Index Subaccount	2021	519,108	$78.569904	$40,786,246	0.75%	27.30%	1.48%
ONFI - ON S&P 500® Index Subaccount	2020	542,201	$61.720440	$33,464,868	0.75%	17.11%	0.40%
ONFI - ON S&P 500® Index Subaccount	2019	603,033	$52.701124	$31,780,542	0.75%	30.00%	1.29%
ONFI - ON S&P 500® Index Subaccount	2018	633,381	$40.540679	$25,677,707	0.75%	-5.49%	0.00%
ONFI - ON S&P 500® Index Subaccount	2017	714,726	$42.895431	$30,658,477	0.75%	20.48%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2021	54,366	$29.625583	$1,610,637	0.75%	24.45%	1.34%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2020	54,933	$23.804418	$1,307,652	0.75%	2.89%	0.84%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2019	78,422	$23.136654	$1,814,426	0.75%	18.32%	2.96%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2018	83,597	$19.554147	$1,634,678	0.75%	-9.13%	0.00%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2017	100,640	$21.519040	$2,165,674	0.75%	13.77%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2021	83,653	$34.904149	$2,919,822	0.75%	4.19%	4.96%
ONFI - ON Federated High Income Bond Subaccount	2020	97,721	$33.501029	$3,273,745	0.75%	5.47%	1.63%
ONFI - ON Federated High Income Bond Subaccount	2019	102,143	$31.764284	$3,244,499	0.75%	14.43%	4.63%
ONFI - ON Federated High Income Bond Subaccount	2018	97,592	$27.758764	$2,709,027	0.75%	-3.98%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2017	109,075	$28.908840	$3,153,223	0.75%	6.17%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2018	99,995	$22.960949	$2,295,969	0.75%	-9.89%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2017	129,686	$25.480072	$3,304,404	0.75%	11.37%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2021	146,273	$45.852185	$6,706,920	0.75%	26.04%	0.50%
ONFI - ON Nasdaq-100® Index Subaccount	2020	150,971	$36.377795	$5,492,009	0.75%	47.22%	0.18%
ONFI - ON Nasdaq-100® Index Subaccount	2019	134,176	$24.710439	$3,315,549	0.75%	37.83%	0.50%
ONFI - ON Nasdaq-100® Index Subaccount	2018	149,387	$17.928783	$2,678,319	0.75%	-1.17%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2017	163,517	$18.140207	$2,966,229	0.75%	31.42%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2021	690,940	$51.565739	$35,628,834	0.75%	27.53%	0.98%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2020	754,492	$40.434219	$30,507,287	0.75%	16.67%	0.19%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2019	835,547	$34.657160	$28,957,700	0.75%	32.61%	1.35%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2018	39,335	$26.135592	$1,028,046	0.75%	-18.58%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2017	42,270	$32.100859	$1,356,896	0.75%	24.88%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2021	112,096	$38.472299	$4,312,590	0.75%	3.28%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2020	118,523	$37.250698	$4,415,076	0.75%	33.33%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2019	129,827	$27.937777	$3,627,081	0.75%	33.07%	0.10%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2018	43,506	$20.994567	$913,392	0.75%	-5.89%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2017	47,778	$22.308294	$1,065,846	0.75%	20.67%	0.00%
ONFI - ON ICON Balanced Subaccount	2018	65,431	$15.295679	$1,000,816	0.75%	-11.25%	0.00%
ONFI - ON ICON Balanced Subaccount	2017	70,245	$17.233833	$1,210,585	0.75%	10.10%	0.00%
ONFI - ON S&P MidCap 400® Index Subaccount	2021	36,168	$25.521485	$923,065	0.75%	23.25%	0.97%
ONFI - ON S&P MidCap 400® Index Subaccount	2020	37,957	$20.706766	$785,965	0.75%	12.48%	0.16%
ONFI - ON S&P MidCap 400® Index Subaccount	2019	37,159	$18.409066	$684,066	0.75%	24.64%	0.84%
ONFI - ON S&P MidCap 400® Index Subaccount	2018	38,074	$14.769620	$562,340	0.75%	-12.12%	0.00%
ONFI - ON S&P MidCap 400® Index Subaccount	2017	41,538	$16.806202	$698,099	0.75%	14.62%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2021	3,707	$68.120029	$252,521	0.75%	25.74%	0.26%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2020	5,671	$54.173620	$307,198	0.75%	32.97%	0.22%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2019	2,703	$40.741667	$110,127	0.75%	37.65%	0.54%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2018	2,490	$29.598933	$73,694	0.75%	-15.52%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2017	1,704	$35.036574	$59,687	0.75%	28.74%	0.00%
FIDS - VIP Government Money Market Subaccount	2021	198,245	$21.052918	$4,173,636	0.75%	-0.73%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	225,156	$21.208700	$4,775,276	0.75%	-0.47%	0.24%
FIDS - VIP Government Money Market Subaccount	2019	208,249	$21.308401	$4,437,448	0.75%	1.16%	1.93%
FIDS - VIP Government Money Market Subaccount	2018	295,258	$21.064314	$6,219,408	0.75%	0.79%	1.53%
FIDS - VIP Government Money Market Subaccount	2017	321,239	$20.899008	$6,713,585	0.75%	-0.17%	0.57%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
FID2 - VIP Mid Cap Subaccount	2021	225,031	$67.647426	$15,222,736	0.75%	24.37%	0.36%
FID2 - VIP Mid Cap Subaccount	2020	243,985	$54.390406	$13,270,467	0.75%	16.99%	0.40%
FID2 - VIP Mid Cap Subaccount	2019	274,667	$46.492468	$12,769,960	0.75%	22.26%	0.67%
FID2 - VIP Mid Cap Subaccount	2018	298,406	$38.028985	$11,348,067	0.75%	-15.41%	0.39%
FID2 - VIP Mid Cap Subaccount	2017	328,460	$44.956982	$14,766,587	0.75%	19.64%	0.49%
FID2 - VIP Contrafund® Subaccount	2021	388,611	$59.611493	$23,165,666	0.75%	26.56%	0.03%
FID2 - VIP Contrafund® Subaccount	2020	424,296	$47.100647	$19,984,615	0.75%	29.26%	0.08%
FID2 - VIP Contrafund® Subaccount	2019	447,684	$36.438084	$16,312,759	0.75%	30.30%	0.21%
FID2 - VIP Contrafund® Subaccount	2018	498,093	$27.965244	$13,929,297	0.75%	-7.34%	0.43%
FID2 - VIP Contrafund® Subaccount	2017	558,162	$30.180062	$16,845,353	0.75%	20.68%	0.77%
FID2 - VIP Growth Subaccount	2021	214,193	$42.826226	$9,173,080	0.75%	21.99%	0.00%
FID2 - VIP Growth Subaccount	2020	222,954	$35.106786	$7,827,183	0.75%	42.48%	0.04%
FID2 - VIP Growth Subaccount	2019	223,205	$24.640063	$5,499,793	0.75%	32.98%	0.05%
FID2 - VIP Growth Subaccount	2018	235,885	$18.529270	$4,370,775	0.75%	-1.18%	0.04%
FID2 - VIP Growth Subaccount	2017	236,222	$18.750011	$4,429,173	0.75%	33.82%	0.08%
FID2 - VIP Equity-Income Subaccount	2021	99,605	$37.996678	$3,784,642	0.75%	23.68%	1.64%
FID2 - VIP Equity-Income Subaccount	2020	107,156	$30.722246	$3,292,086	0.75%	5.65%	1.76%
FID2 - VIP Equity-Income Subaccount	2019	114,000	$29.080298	$3,315,140	0.75%	26.16%	1.74%
FID2 - VIP Equity-Income Subaccount	2018	132,748	$23.050206	$3,059,860	0.75%	-9.22%	2.14%
FID2 - VIP Equity-Income Subaccount	2017	135,220	$25.391794	$3,433,483	0.75%	11.81%	1.49%
FID2 - VIP Real Estate Subaccount	2021	29,635	$45.581938	$1,350,820	0.75%	37.61%	1.00%
FID2 - VIP Real Estate Subaccount	2020	28,621	$33.123448	$948,043	0.75%	-7.49%	1.96%
FID2 - VIP Real Estate Subaccount	2019	31,009	$35.803638	$1,110,243	0.75%	22.03%	1.53%
FID2 - VIP Real Estate Subaccount	2018	29,619	$29.339088	$868,998	0.75%	-7.15%	2.48%
FID2 - VIP Real Estate Subaccount	2017	37,333	$31.600037	$1,179,715	0.75%	3.00%	1.47%
JASI - Janus Henderson Research Subaccount	2021	280,608	$42.211561	$11,844,886	0.75%	19.44%	0.10%
JASI - Janus Henderson Research Subaccount	2020	296,170	$35.342095	$10,467,269	0.75%	31.96%	0.54%
JASI - Janus Henderson Research Subaccount	2019	342,290	$26.782010	$9,167,212	0.75%	34.51%	0.46%
JASI - Janus Henderson Research Subaccount	2018	361,705	$19.910478	$7,201,718	0.75%	-3.31%	0.54%
JASI - Janus Henderson Research Subaccount	2017	409,057	$20.591230	$8,422,995	0.75%	26.93%	0.40%
JASI - Janus Henderson Global Research Subaccount	2021	118,707	$30.206939	$3,585,775	0.75%	17.21%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	123,826	$25.771438	$3,191,184	0.75%	19.16%	0.82%
JASI - Janus Henderson Global Research Subaccount	2019	135,124	$21.626774	$2,922,293	0.75%	28.08%	1.01%
JASI - Janus Henderson Global Research Subaccount	2018	142,180	$16.884995	$2,400,702	0.75%	-7.56%	1.11%
JASI - Janus Henderson Global Research Subaccount	2017	167,656	$18.266568	$3,062,502	0.75%	26.08%	0.82%
JASI - Janus Henderson Balanced Subaccount	2021	60,883	$47.532906	$2,893,966	0.75%	16.32%	0.90%
JASI - Janus Henderson Balanced Subaccount	2020	65,583	$40.862790	$2,679,888	0.75%	13.46%	2.41%
JASI - Janus Henderson Balanced Subaccount	2019	69,946	$36.015593	$2,519,138	0.75%	21.68%	1.90%
JASI - Janus Henderson Balanced Subaccount	2018	77,563	$29.599486	$2,295,826	0.75%	-0.07%	2.15%
JASI - Janus Henderson Balanced Subaccount	2017	86,956	$29.620860	$2,575,707	0.75%	17.55%	1.61%
JASS - Janus Henderson Research Subaccount	2021	105,668	$32.642278	$3,449,254	0.75%	19.15%	0.02%
JASS - Janus Henderson Research Subaccount	2020	108,577	$27.394836	$2,974,446	0.75%	31.59%	0.35%
JASS - Janus Henderson Research Subaccount	2019	137,186	$20.818895	$2,856,064	0.75%	34.22%	0.31%
JASS - Janus Henderson Research Subaccount	2018	151,044	$15.511245	$2,342,875	0.75%	-3.57%	0.36%
JASS - Janus Henderson Research Subaccount	2017	160,084	$16.084818	$2,574,920	0.75%	26.61%	0.25%
JASS - Janus Henderson Global Research Subaccount	2021	142,332	$20.800065	$2,960,514	0.75%	16.92%	0.36%
JASS - Janus Henderson Global Research Subaccount	2020	153,770	$17.790028	$2,735,575	0.75%	18.87%	0.64%
JASS - Janus Henderson Global Research Subaccount	2019	174,840	$14.966127	$2,616,670	0.75%	27.76%	0.87%
JASS - Janus Henderson Global Research Subaccount	2018	188,857	$11.714648	$2,212,389	0.75%	-7.78%	0.97%
JASS - Janus Henderson Global Research Subaccount	2017	199,463	$12.702698	$2,533,713	0.75%	25.74%	0.69%
JASS - Janus Henderson Balanced Subaccount	2021	155,727	$42.034869	$6,545,952	0.75%	16.04%	0.67%
JASS - Janus Henderson Balanced Subaccount	2020	155,195	$36.224771	$5,621,914	0.75%	13.18%	2.07%
JASS - Janus Henderson Balanced Subaccount	2019	178,039	$32.006852	$5,698,467	0.75%	21.36%	1.65%
JASS - Janus Henderson Balanced Subaccount	2018	181,792	$26.372797	$4,794,354	0.75%	-0.32%	1.80%
JASS - Janus Henderson Balanced Subaccount	2017	191,704	$26.457519	$5,072,011	0.75%	17.26%	1.42%
JASS - Janus Henderson Overseas Subaccount	2021	120,342	$42.351260	$5,096,650	0.75%	12.44%	1.03%
JASS - Janus Henderson Overseas Subaccount	2020	129,380	$37.664184	$4,872,986	0.75%	15.16%	1.22%
JASS - Janus Henderson Overseas Subaccount	2019	129,884	$32.706900	$4,248,088	0.75%	25.76%	1.83%
JASS - Janus Henderson Overseas Subaccount	2018	143,730	$26.006699	$3,737,935	0.75%	-15.77%	1.66%
JASS - Janus Henderson Overseas Subaccount	2017	155,170	$30.876389	$4,791,101	0.75%	29.83%	1.58%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	9,986	$35.690956	$356,408	0.75%	25.85%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	10,958	$28.358840	$310,756	0.75%	6.87%	1.50%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2019	11,200	$26.536495	$297,211	0.75%	30.61%	1.55%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2018	10,702	$20.317338	$217,446	0.75%	-5.57%	1.39%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2017	16,775	$21.515696	$360,933	0.75%	18.29%	1.40%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	26,197	$31.896098	$835,588	0.75%	25.27%	1.09%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2020	27,740	$25.461852	$706,302	0.75%	4.46%	1.46%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2019	26,914	$24.374160	$656,017	0.75%	27.92%	1.73%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2018	25,728	$19.053730	$490,208	0.75%	-9.56%	1.41%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2017	30,956	$21.066928	$652,140	0.75%	13.98%	1.37%
ASVT - VT Opportunity Subaccount	2021	3,949	$61.955719	$244,674	0.75%	23.85%	0.04%
ASVT - VT Opportunity Subaccount	2020	4,123	$50.025299	$206,237	0.75%	20.10%	0.43%
ASVT - VT Opportunity Subaccount	2019	4,590	$41.652335	$191,202	0.75%	30.49%	0.28%
ASVT - VT Opportunity Subaccount	2018	4,952	$31.920768	$158,078	0.75%	-7.84%	0.19%
ASVT - VT Opportunity Subaccount	2017	6,096	$34.636520	$211,143	0.75%	19.54%	0.67%
ASVT - VT Discovery Subaccount	2021	12,249	$48.967497	$599,808	0.75%	-5.75%	0.00%
ASVT - VT Discovery Subaccount	2020	12,858	$51.954217	$668,047	0.75%	61.44%	0.00%
ASVT - VT Discovery Subaccount	2019	15,406	$32.182257	$495,809	0.75%	37.99%	0.00%
ASVT - VT Discovery Subaccount	2018	16,679	$23.322946	$388,993	0.75%	-7.76%	0.00%
ASVT - VT Discovery Subaccount	2017	21,023	$25.284574	$531,549	0.75%	28.17%	0.00%
MSVI - VIF U.S. Real Estate Subaccount	2021	13,691	$73.667704	$1,008,606	0.75%	38.76%	2.02%
MSVI - VIF U.S. Real Estate Subaccount	2020	14,999	$53.089486	$796,298	0.75%	-17.47%	2.72%
MSVI - VIF U.S. Real Estate Subaccount	2019	16,806	$64.329865	$1,081,118	0.75%	18.05%	1.79%
MSVI - VIF U.S. Real Estate Subaccount	2018	19,710	$54.492318	$1,074,057	0.75%	-8.41%	2.72%
MSVI - VIF U.S. Real Estate Subaccount	2017	23,075	$59.493282	$1,372,811	0.75%	2.34%	1.52%
MSV2 - VIF Core Plus Fixed Income Subaccount	2021	29,547	$19.991995	$590,699	0.75%	-1.28%	2.59%
MSV2 - VIF Core Plus Fixed Income Subaccount	2020	28,319	$20.250307	$573,475	0.75%	6.75%	2.61%
MSV2 - VIF Core Plus Fixed Income Subaccount	2019	22,685	$18.970714	$430,349	0.75%	9.79%	3.82%
MSV2 - VIF Core Plus Fixed Income Subaccount	2018	19,395	$17.279555	$335,128	0.75%	-1.65%	2.34%
MSV2 - VIF Core Plus Fixed Income Subaccount	2017	18,898	$17.569842	$332,044	0.75%	5.11%	2.93%
MSV2 - VIF U.S. Real Estate Subaccount	2021	34,156	$47.473325	$1,621,494	0.75%	38.40%	1.86%
MSV2 - VIF U.S. Real Estate Subaccount	2020	35,660	$34.301776	$1,223,196	0.75%	-17.72%	2.54%
MSV2 - VIF U.S. Real Estate Subaccount	2019	40,404	$41.688215	$1,684,354	0.75%	17.79%	1.62%
MSV2 - VIF U.S. Real Estate Subaccount	2018	43,492	$35.391450	$1,539,228	0.75%	-8.66%	2.46%
MSV2 - VIF U.S. Real Estate Subaccount	2017	50,442	$38.746093	$1,954,447	0.75%	2.11%	1.25%
MSV2 - VIF Growth Subaccount	2021	45,270	$95.136176	$4,306,816	0.75%	-0.89%	0.00%
MSV2 - VIF Growth Subaccount	2020	46,838	$95.993263	$4,496,152	0.75%	115.15%	0.00%
MSV2 - VIF Growth Subaccount	2019	41,361	$44.617620	$1,845,444	0.75%	30.49%	0.00%
MSV2 - VIF Growth Subaccount	2018	35,647	$34.192557	$1,218,870	0.75%	6.49%	0.00%
MSV2 - VIF Growth Subaccount	2017	17,407	$32.107347	$558,887	0.75%	41.76%	0.00%
GSVI - Large Cap Value Subaccount	2021	110,461	$29.778614	$3,289,366	0.75%	23.21%	1.16%
GSVI - Large Cap Value Subaccount	2020	121,057	$24.169215	$2,925,844	0.75%	3.20%	1.41%
GSVI - Large Cap Value Subaccount	2019	129,211	$23.419084	$3,026,007	0.75%	24.99%	1.45%
GSVI - Large Cap Value Subaccount	2018	145,851	$18.736807	$2,732,775	0.75%	-9.14%	1.24%
GSVI - Large Cap Value Subaccount	2017	166,343	$20.621789	$3,430,295	0.75%	9.04%	1.62%
GSVI - U.S. Equity Insights Subaccount	2021	25,120	$40.797685	$1,024,851	0.75%	28.44%	0.83%
GSVI - U.S. Equity Insights Subaccount	2020	25,635	$31.763233	$814,245	0.75%	16.67%	0.87%
GSVI - U.S. Equity Insights Subaccount	2019	28,999	$27.225098	$789,497	0.75%	24.28%	1.31%
GSVI - U.S. Equity Insights Subaccount	2018	27,828	$21.906509	$609,605	0.75%	-6.90%	1.15%
GSVI - U.S. Equity Insights Subaccount	2017	31,831	$23.529126	$748,946	0.75%	23.15%	1.38%
GSVI - Strategic Growth Subaccount	2021	33,039	$49.761134	$1,644,058	0.75%	21.02%	0.00%
GSVI - Strategic Growth Subaccount	2020	37,606	$41.118638	$1,546,288	0.75%	39.46%	0.10%
GSVI - Strategic Growth Subaccount	2019	37,280	$29.484734	$1,099,177	0.75%	34.52%	0.30%
GSVI - Strategic Growth Subaccount	2018	37,661	$21.918587	$825,467	0.75%	-1.78%	0.44%
GSVI - Strategic Growth Subaccount	2017	39,187	$22.315507	$874,467	0.75%	29.69%	0.49%
GSVS - Large Cap Value Subaccount	2021	5,924	$32.611217	$193,202	0.75%	23.01%	0.98%
GSVS - Large Cap Value Subaccount	2020	5,393	$26.511782	$142,991	0.75%	2.97%	0.87%
GSVS - Large Cap Value Subaccount	2019	7,517	$25.747235	$193,538	0.75%	24.68%	1.30%
GSVS - Large Cap Value Subaccount	2018	7,225	$20.650648	$149,200	0.75%	-9.40%	1.05%
GSVS - Large Cap Value Subaccount	2017	7,449	$22.794361	$169,807	0.75%	8.74%	1.94%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
GSVS - U.S. Equity Insights Subaccount	2021	638	$54.798110	$34,971	0.75%	28.15%	0.72%
GSVS - U.S. Equity Insights Subaccount	2020	436	$42.760656	$18,654	0.75%	16.44%	0.74%
GSVS - U.S. Equity Insights Subaccount	2019	343	$36.722249	$12,602	0.75%	24.00%	0.62%
GSVS - U.S. Equity Insights Subaccount	2018	876	$29.615349	$25,942	0.75%	-7.06%	0.98%
GSVS - U.S. Equity Insights Subaccount	2017	808	$31.864179	$25,760	0.75%	22.89%	1.28%
GSVS - Strategic Growth Subaccount	2021	2,076	$75.010314	$155,735	0.75%	20.65%	0.00%
GSVS - Strategic Growth Subaccount	2020	2,007	$62.171315	$124,791	0.75%	39.07%	0.00%
GSVS - Strategic Growth Subaccount	2019	1,572	$44.706526	$70,297	0.75%	34.31%	0.05%
GSVS - Strategic Growth Subaccount	2018	1,491	$33.285566	$49,614	0.75%	-2.06%	0.00%
GSVS - Strategic Growth Subaccount	2017	1,561	$33.986950	$53,046	0.75%	29.40%	0.29%
LAZS - Emerging Markets Equity Subaccount	2021	101,185	$43.323569	$4,383,678	0.75%	4.68%	1.90%
LAZS - Emerging Markets Equity Subaccount	2020	94,204	$41.386162	$3,898,729	0.75%	-2.01%	2.61%
LAZS - Emerging Markets Equity Subaccount	2019	104,758	$42.235798	$4,424,559	0.75%	17.26%	0.89%
LAZS - Emerging Markets Equity Subaccount	2018	116,865	$36.018119	$4,209,246	0.75%	-19.17%	1.83%
LAZS - Emerging Markets Equity Subaccount	2017	126,577	$44.558167	$5,640,036	0.75%	26.88%	1.72%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2021	53,348	$62.665175	$3,343,075	0.75%	18.98%	0.05%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2020	56,579	$52.669377	$2,979,994	0.75%	5.97%	0.18%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2019	69,587	$49.703252	$3,458,708	0.75%	28.96%	0.00%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2018	78,167	$38.541611	$3,012,694	0.75%	-13.89%	0.02%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2017	83,343	$44.758057	$3,730,269	0.75%	13.10%	0.36%
LAZS - U.S. Equity Select Subaccount	2018	3,902	$18.938506	$73,892	0.75%	-4.04%	0.69%
LAZS - U.S. Equity Select Subaccount	2017	4,575	$19.735823	$90,290	0.75%	17.23%	1.66%
LAZS - International Equity Subaccount	2021	34,225	$15.943851	$545,684	0.75%	5.05%	0.89%
LAZS - International Equity Subaccount	2020	52,092	$15.178064	$790,660	0.75%	7.43%	1.79%
LAZS - International Equity Subaccount	2019	54,071	$14.128088	$763,921	0.75%	20.10%	0.35%
LAZS - International Equity Subaccount	2018	54,533	$11.763176	$641,478	0.75%	-14.56%	1.52%
LAZS - International Equity Subaccount	2017	59,163	$13.767068	$814,504	0.75%	21.43%	2.61%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2021	68,422	$74.888091	$5,123,958	0.75%	15.48%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2020	79,926	$64.849811	$5,183,198	0.75%	29.44%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2019	83,709	$50.100493	$4,193,844	0.75%	27.44%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2018	94,531	$39.311933	$3,716,199	0.75%	-6.43%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2017	109,803	$42.012948	$4,613,165	0.75%	28.78%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	13,636	$92.378267	$1,259,672	0.75%	14.69%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2020	12,313	$80.542837	$991,743	0.75%	54.41%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2019	11,608	$52.162023	$605,504	0.75%	31.83%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2018	14,352	$39.566546	$567,845	0.75%	-1.92%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2017	13,374	$40.340643	$539,517	0.75%	35.12%	0.00%
JPMI - Small Cap Core Subaccount	2021	15,093	$54.826014	$827,467	0.75%	20.48%	0.54%
JPMI - Small Cap Core Subaccount	2020	15,171	$45.505914	$690,374	0.75%	12.84%	0.98%
JPMI - Small Cap Core Subaccount	2019	17,861	$40.328816	$720,317	0.75%	23.65%	0.40%
JPMI - Small Cap Core Subaccount	2018	19,100	$32.615532	$622,959	0.75%	-12.59%	0.38%
JPMI - Small Cap Core Subaccount	2017	21,112	$37.312660	$787,728	0.75%	14.37%	0.32%
JPMI - Mid Cap Value Subaccount	2021	66,404	$70.677387	$4,693,279	0.75%	28.92%	0.91%
JPMI - Mid Cap Value Subaccount	2020	71,987	$54.823272	$3,946,547	0.75%	-0.38%	1.46%
JPMI - Mid Cap Value Subaccount	2019	83,370	$55.031953	$4,588,024	0.75%	25.82%	1.65%
JPMI - Mid Cap Value Subaccount	2018	95,394	$43.739504	$4,172,472	0.75%	-12.50%	0.96%
JPMI - Mid Cap Value Subaccount	2017	102,812	$49.985749	$5,139,146	0.75%	12.92%	0.80%
MFSI - New Discovery Subaccount	2021	14,901	$61.013741	$909,170	0.75%	0.82%	0.00%
MFSI - New Discovery Subaccount	2020	16,565	$60.519552	$1,002,517	0.75%	44.50%	0.00%
MFSI - New Discovery Subaccount	2019	15,553	$41.882634	$651,383	0.75%	40.22%	0.00%
MFSI - New Discovery Subaccount	2018	17,376	$29.868558	$519,009	0.75%	-2.45%	0.00%
MFSI - New Discovery Subaccount	2017	17,641	$30.619534	$540,160	0.75%	25.39%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	44,727	$41.946483	$1,876,158	0.75%	13.03%	0.00%
MFSI - Mid Cap Growth Subaccount	2020	41,783	$37.111343	$1,550,605	0.75%	35.10%	0.00%
MFSI - Mid Cap Growth Subaccount	2019	33,972	$27.468721	$933,178	0.75%	37.25%	0.00%
MFSI - Mid Cap Growth Subaccount	2018	32,890	$20.013758	$658,252	0.75%	0.20%	0.00%
MFSI - Mid Cap Growth Subaccount	2017	29,939	$19.974155	$598,012	0.75%	25.74%	0.00%
MFSI - Total Return Subaccount	2021	121,586	$31.813588	$3,868,075	0.75%	12.99%	1.61%
MFSI - Total Return Subaccount	2020	123,262	$28.156446	$3,470,615	0.75%	8.70%	2.07%
MFSI - Total Return Subaccount	2019	124,099	$25.903146	$3,214,549	0.75%	19.22%	2.03%
MFSI - Total Return Subaccount	2018	110,515	$21.726674	$2,401,115	0.75%	-6.58%	1.89%
MFSI - Total Return Subaccount	2017	138,624	$23.255907	$3,223,825	0.75%	11.19%	2.16%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	13,325	$27.333570	$364,217	0.75%	24.72%	0.03%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2020	15,612	$21.915494	$342,140	0.75%	21.29%	0.20%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2019	20,160	$18.069168	$364,271	0.75%	38.55%	0.34%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2018	21,208	$13.042041	$276,598	0.75%	-0.18%	0.30%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2017	28,856	$13.065121	$377,012	0.75%	27.15%	0.43%
PVIA - Real Return Subaccount	2021	134,866	$22.458026	$3,028,825	0.75%	4.81%	4.96%
PVIA - Real Return Subaccount	2020	136,908	$21.426370	$2,933,439	0.75%	10.88%	1.42%
PVIA - Real Return Subaccount	2019	139,601	$19.323660	$2,697,594	0.75%	7.63%	1.65%
PVIA - Real Return Subaccount	2018	156,373	$17.953072	$2,807,367	0.75%	-2.94%	2.50%
PVIA - Real Return Subaccount	2017	166,823	$18.496702	$3,085,675	0.75%	2.88%	2.37%
PVIA - Total Return Subaccount	2021	191,037	$21.704725	$4,146,396	0.75%	-2.00%	1.82%
PVIA - Total Return Subaccount	2020	187,014	$22.148072	$4,142,008	0.75%	7.85%	2.12%
PVIA - Total Return Subaccount	2019	181,489	$20.536266	$3,727,098	0.75%	7.55%	3.01%
PVIA - Total Return Subaccount	2018	214,522	$19.093751	$4,096,027	0.75%	-1.27%	2.54%
PVIA - Total Return Subaccount	2017	233,506	$19.340102	$4,516,025	0.75%	4.16%	2.02%
PVIA - Global Bond Opportunities Subaccount	2021	87,328	$20.447866	$1,785,679	0.75%	-4.87%	5.07%
PVIA - Global Bond Opportunities Subaccount	2020	78,078	$21.494815	$1,678,281	0.75%	9.30%	2.46%
PVIA - Global Bond Opportunities Subaccount	2019	81,701	$19.665290	$1,606,672	0.75%	5.34%	2.45%
PVIA - Global Bond Opportunities Subaccount	2018	89,871	$18.668299	$1,677,743	0.75%	-4.91%	6.34%
PVIA - Global Bond Opportunities Subaccount	2017	99,843	$19.632688	$1,960,180	0.75%	7.82%	1.91%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	35,413	$11.497314	$407,155	0.75%	32.35%	4.41%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	23,621	$8.687073	$205,197	0.75%	0.60%	6.70%
PVIA - CommodityRealReturn® Strategy Subaccount	2019	47,467	$8.635686	$409,909	0.75%	10.60%	4.46%
PVIA - CommodityRealReturn® Strategy Subaccount	2018	52,168	$7.807904	$407,323	0.75%	-14.78%	2.10%
PVIA - CommodityRealReturn® Strategy Subaccount	2017	51,592	$9.161537	$472,662	0.75%	1.39%	11.74%
CALI - VP S&P 500 Index Subaccount	2021	4,411	$35.125057	$154,933	0.75%	27.46%	1.32%
CALI - VP S&P 500 Index Subaccount	2020	5,171	$27.557522	$142,490	0.75%	17.22%	1.71%
CALI - VP S&P 500 Index Subaccount	2019	5,462	$23.509339	$128,409	0.75%	30.17%	1.72%
CALI - VP S&P 500 Index Subaccount	2018	6,543	$18.059815	$118,171	0.75%	-5.45%	1.91%
CALI - VP S&P 500 Index Subaccount	2017	6,925	$19.100051	$132,258	0.75%	20.56%	1.43%
BNYS - Appreciation Subaccount	2021	14,919	$56.257570	$839,318	0.75%	25.83%	0.20%
BNYS - Appreciation Subaccount	2020	14,486	$44.709553	$647,661	0.75%	22.46%	0.56%
BNYS - Appreciation Subaccount	2019	12,124	$36.509680	$442,642	0.75%	34.77%	0.93%
BNYS - Appreciation Subaccount	2018	12,286	$27.090203	$332,817	0.75%	-7.80%	1.02%
BNYS - Appreciation Subaccount	2017	12,670	$29.381332	$372,255	0.75%	26.07%	1.08%
ROYI - Small-Cap Subaccount	2021	115,497	$49.368464	$5,701,922	0.75%	27.86%	1.39%
ROYI - Small-Cap Subaccount	2020	122,785	$38.611680	$4,740,945	0.75%	-7.84%	1.07%
ROYI - Small-Cap Subaccount	2019	127,388	$41.898474	$5,337,363	0.75%	17.78%	0.65%
ROYI - Small-Cap Subaccount	2018	144,945	$35.572605	$5,156,077	0.75%	-9.03%	0.72%
ROYI - Small-Cap Subaccount	2017	171,662	$39.102481	$6,712,399	0.75%	4.59%	0.94%
ROYI - Micro-Cap Subaccount	2021	72,834	$51.118591	$3,723,194	0.75%	29.01%	0.00%
ROYI - Micro-Cap Subaccount	2020	77,116	$39.622971	$3,055,582	0.75%	22.87%	0.00%
ROYI - Micro-Cap Subaccount	2019	81,965	$32.248123	$2,643,214	0.75%	18.66%	0.00%
ROYI - Micro-Cap Subaccount	2018	91,290	$27.176728	$2,480,967	0.75%	-9.73%	0.00%
ROYI - Micro-Cap Subaccount	2017	103,767	$30.104655	$3,123,875	0.75%	4.40%	0.67%
AIMI - Invesco V.I. International Growth Series II Subaccount	2021	38,520	$16.845860	$648,895	0.75%	4.82%	1.04%
AIMI - Invesco V.I. International Growth Series II Subaccount	2020	44,505	$16.071213	$715,251	0.75%	12.89%	2.48%
AIMI - Invesco V.I. International Growth Series II Subaccount	2019	36,676	$14.236074	$522,122	0.75%	27.28%	1.28%
AIMI - Invesco V.I. International Growth Series II Subaccount	2018	39,273	$11.184498	$439,246	0.75%	-15.84%	1.78%
AIMI - Invesco V.I. International Growth Series II Subaccount	2017	41,884	$13.289519	$556,612	0.75%	21.82%	1.26%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	8,858	$24.488563	$216,916	0.75%	31.53%	0.26%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	9,432	$18.618191	$175,615	0.75%	-3.56%	0.68%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2019	7,567	$19.305310	$146,093	0.75%	15.57%	0.21%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2018	10,376	$16.704925	$173,324	0.75%	-16.11%	0.23%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2017	11,365	$19.913008	$226,309	0.75%	15.48%	0.48%
FRT2 - Franklin Income VIP Subaccount	2021	139,437	$23.211371	$3,236,523	0.75%	15.89%	4.68%
FRT2 - Franklin Income VIP Subaccount	2020	152,541	$20.029517	$3,055,322	0.75%	-0.06%	5.82%
FRT2 - Franklin Income VIP Subaccount	2019	171,396	$20.041095	$3,434,956	0.75%	15.19%	5.43%
FRT2 - Franklin Income VIP Subaccount	2018	206,872	$17.397575	$3,599,070	0.75%	-5.02%	4.81%
FRT2 - Franklin Income VIP Subaccount	2017	223,580	$18.317140	$4,095,342	0.75%	8.86%	4.05%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
FRT2 - Franklin DynaTech VIP Subaccount	2021	16,765	$45.741666	$766,854	0.75%	15.28%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	20,018	$39.678616	$794,297	0.75%	43.80%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2019	21,720	$27.592064	$599,307	0.75%	30.19%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2018	21,790	$21.193907	$461,809	0.75%	2.36%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2017	19,282	$20.704303	$399,230	0.75%	26.00%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2021	65,333	$13.178556	$860,997	0.75%	3.38%	1.87%
FRT2 - Templeton Foreign VIP Subaccount	2020	73,345	$12.747280	$934,944	0.75%	-1.90%	3.36%
FRT2 - Templeton Foreign VIP Subaccount	2019	84,872	$12.993593	$1,102,787	0.75%	11.69%	1.76%
FRT2 - Templeton Foreign VIP Subaccount	2018	91,209	$11.633497	$1,061,074	0.75%	-16.07%	2.70%
FRT2 - Templeton Foreign VIP Subaccount	2017	99,652	$13.861741	$1,381,356	0.75%	15.83%	2.65%
FRT4 - Franklin Income VIP Subaccount	2021	4,153	$27.629555	$114,752	0.75%	15.72%	4.44%
FRT4 - Franklin Income VIP Subaccount	2020	3,797	$23.876400	$90,648	0.75%	-0.17%	5.78%
FRT4 - Franklin Income VIP Subaccount	2019	6,369	$23.917696	$152,327	0.75%	15.18%	5.13%
FRT4 - Franklin Income VIP Subaccount	2018	6,509	$20.764849	$135,158	0.75%	-5.13%	4.35%
FRT4 - Franklin Income VIP Subaccount	2017	8,001	$21.888035	$175,131	0.75%	8.74%	4.16%
FRT4 - Franklin DynaTech VIP Subaccount	2021	1,646	$59.342692	$97,663	0.75%	15.22%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2020	1,683	$51.502897	$86,694	0.75%	43.63%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2019	1,646	$35.857998	$59,039	0.75%	30.05%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2018	1,756	$27.572417	$48,417	0.75%	2.32%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2017	1,558	$26.946212	$41,971	0.75%	25.84%	0.00%
FRT4 - Templeton Foreign VIP Subaccount	2021	8,810	$17.080082	$150,478	0.75%	3.33%	1.66%
FRT4 - Templeton Foreign VIP Subaccount	2020	8,647	$16.530403	$142,945	0.75%	-2.07%	3.21%
FRT4 - Templeton Foreign VIP Subaccount	2019	7,650	$16.880655	$129,141	0.75%	11.66%	1.51%
FRT4 - Templeton Foreign VIP Subaccount	2018	8,595	$15.118344	$129,945	0.75%	-16.17%	2.53%
FRT4 - Templeton Foreign VIP Subaccount	2017	9,393	$18.034479	$169,392	0.75%	15.75%	1.72%
FRT4 - Franklin Allocation VIP Subaccount	2021	4,754	$28.836613	$137,076	0.75%	10.71%	1.62%
FRT4 - Franklin Allocation VIP Subaccount	2020	4,622	$26.047987	$120,403	0.75%	10.92%	1.34%
FRT4 - Franklin Allocation VIP Subaccount	2019	4,582	$23.484395	$107,612	0.75%	18.67%	3.14%
FRT4 - Franklin Allocation VIP Subaccount	2018	6,250	$19.789433	$123,692	0.75%	-10.26%	2.84%
FRT4 - Franklin Allocation VIP Subaccount	2017	6,370	$22.051213	$140,464	0.75%	10.95%	2.52%
FEDS - Kaufmann Fund II Service Shares Subaccount	2021	21,885	$52.694348	$1,153,219	0.75%	1.50%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2020	19,979	$51.914341	$1,037,176	0.75%	27.52%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2019	16,349	$40.709602	$665,568	0.75%	31.93%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2018	17,618	$30.857935	$543,640	0.75%	3.27%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2017	10,402	$29.881449	$310,815	0.75%	27.02%	0.00%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2021	41,771	$15.297232	$638,974	0.75%	1.52%	1.36%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2020	43,982	$15.068797	$662,751	0.75%	5.70%	1.83%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2019	41,016	$14.256486	$584,739	0.75%	8.71%	2.06%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2018	39,784	$13.114013	$521,731	0.75%	-3.10%	2.12%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2017	42,125	$13.533249	$570,084	0.75%	5.41%	1.31%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2021	14,374	$19.309499	$277,555	0.75%	5.68%	1.45%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2020	14,037	$18.272441	$256,481	0.75%	7.62%	2.18%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2019	13,774	$16.978637	$233,857	0.75%	12.06%	2.78%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2018	9,865	$15.151156	$149,462	0.75%	-4.97%	2.13%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2017	9,963	$15.943277	$158,849	0.75%	9.12%	1.80%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2021	60,780	$24.283313	$1,475,951	0.75%	9.97%	1.34%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2020	58,832	$22.082751	$1,299,182	0.75%	8.31%	1.93%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2019	66,377	$20.389223	$1,353,384	0.75%	15.40%	2.12%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2018	63,612	$17.669001	$1,123,965	0.75%	-6.93%	1.92%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2017	64,460	$18.985467	$1,223,803	0.75%	12.49%	1.68%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2021	139,394	$29.174033	$4,066,681	0.75%	14.03%	1.22%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2020	144,548	$25.584612	$3,698,201	0.75%	9.18%	1.96%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2019	163,309	$23.432483	$3,826,736	0.75%	18.88%	1.76%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2018	175,148	$19.711829	$3,452,485	0.75%	-8.73%	1.68%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2017	172,887	$21.596909	$3,733,816	0.75%	16.43%	1.38%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2021	53,381	$32.414803	$1,730,344	0.75%	17.45%	1.11%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2020	53,735	$27.598266	$1,483,006	0.75%	9.14%	1.67%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2019	68,745	$25.287613	$1,738,398	0.75%	21.26%	1.58%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2018	67,521	$20.854336	$1,408,108	0.75%	-10.01%	1.38%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2017	64,379	$23.173151	$1,491,855	0.75%	18.91%	1.46%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2021	55,966	$24.531155	$1,372,909	0.75%	9.62%	1.67%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2020	52,558	$22.378368	$1,176,155	0.75%	13.03%	1.98%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2019	59,196	$19.799003	$1,172,027	0.75%	20.87%	2.04%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2018	67,861	$16.380208	$1,111,578	0.75%	-6.15%	1.76%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2017	78,369	$17.452977	$1,367,773	0.75%	17.39%	1.53%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2021	36,863	$11.112022	$409,627	0.75%	25.74%	1.60%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2020	31,391	$8.837577	$277,422	0.75%	-12.65%	2.35%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2019	31,510	$10.117061	$318,784	0.75%	8.64%	1.03%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2018	37,437	$9.312360	$348,630	0.75%	-23.81%	0.30%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2017	40,870	$12.221968	$499,515	0.75%	2.20%	0.14%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2021	56,425	$78.378641	$4,422,530	0.75%	14.31%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2020	60,566	$68.567269	$4,152,872	0.75%	34.35%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2019	63,228	$51.035440	$3,226,872	0.75%	48.37%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2018	64,343	$34.397084	$2,213,221	0.75%	-5.94%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2017	62,594	$36.570985	$2,289,114	0.75%	31.14%	0.00%

*	This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Ohio National Life Assurance Corporation
and Contract Owners of Ohio National Variable Account R:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Ohio National Variable Account R (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Cincinnati, Ohio
March 30, 2022

Appendix

Statement of assets and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. International Growth Series II Subaccount

ALPS VARIABLE INVESTORS TRUST - CLASS II

Morningstar Conservative ETF Asset Allocation Subaccount

Morningstar Income & Growth ETF Asset Allocation Subaccount

Morningstar Balanced ETF Asset Allocation Subaccount

Morningstar Growth ETF Asset Allocation Subaccount

Morningstar Aggressive Growth ETF Asset Allocation Subaccount

ALLSPRING VARIABLE TRUST (1)

VT Opportunity Subaccount (1)

VT Discovery Subaccount (1)

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE SHARES

Appreciation Subaccount

CALVERT VARIABLE PRODUCTS, INC.

VP S&P 500 Index Subaccount

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Mid Cap Subaccount

VIP Contrafund® Subaccount

VIP Growth Subaccount

VIP Equity-Income Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin Income VIP Subaccount

Franklin DynaTech VIP Subaccount (1)

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Income VIP Subaccount

Franklin DynaTech VIP Subaccount (1)

Templeton Foreign VIP Subaccount

Franklin Allocation VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

U.S. Equity Insights Subaccount

Strategic Growth Subaccount

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST - SERVICE SHARES

Large Cap Value Subaccount

U.S. Equity Insights Subaccount

Strategic Growth Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Asset Strategy Subaccount (1)

Delaware Ivy VIP Natural Resources Subaccount (1)

Delaware Ivy VIP Science and Technology Subaccount (1)

J.P. MORGAN INSURANCE TRUST - CLASS I

Small Cap Core Subaccount

Mid Cap Value Subaccount

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Research Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Balanced Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Research Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Balanced Subaccount

Janus Henderson Overseas Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

U.S. Small-Mid Cap Equity Subaccount

International Equity Subaccount

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

New Discovery Subaccount

Mid Cap Growth Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II - SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS I

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Core Plus Fixed Income Subaccount

VIF U.S. Real Estate Subaccount

VIF Growth Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

3

OHIO NATIONAL FUND, INC.

ON Bond Subaccount

ON BlackRock Balanced Allocation Subaccount

ON BlackRock Advantage International Equity Subaccount

ON Janus Henderson Forty Subaccount

ON AB Small Cap Subaccount (1)

ON AB Mid Cap Core Subaccount (1)

ON S&P 500® Index Subaccount

ON BlackRock Advantage Large Cap Value Subaccount

ON Federated High Income Bond Subaccount

ON Nasdaq-100® Index Subaccount

ON BlackRock Advantage Large Cap Core Subaccount

ON BlackRock Advantage Small Cap Growth Subaccount

ON S&P MidCap 400® Index Subaccount

ON BlackRock Advantage Large Cap Growth Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

Real Return Subaccount

Total Return Subaccount

Global Bond Opportunities Subaccount

CommodityRealReturn® Strategy Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Small-Cap Subaccount

Micro-Cap Subaccount

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Focused Blend Subaccount (1)

PSF PGIM Jennison Growth Subaccount (1)

Statement of changes in contract owners’ equity for the period January 1, 2020 to May 29, 2020 (liquidation).

OHIO NATIONAL FUND, INC.

ON Foreign Subaccount

(1)	See the footnote to the statement of assets and contract owners' equity for the former name of the subaccount.

 4

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Financial Statements and Supplementary Information

December 31, 2021, 2020 and 2019

(With Independent Auditors’ Report Thereon)

KPMG LLP Suite 3400 312 Walnut Street Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

Ohio National Life Assurance Corporation:

Opinions

We have audited the statutory financial statements of Ohio National Life Assurance Corporation (a wholly owned subsidiary of The Ohio National Life Insurance Company) (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for each of the years in the three-year period ended in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Other Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

Cincinnati, Ohio

March 28, 2022

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2021 and 2020

(Dollars in thousands, except share amounts)

Admitted Assets	2021	2020
Investments:
Bonds	$1,891,729	1,748,744
Preferred stocks	15,000	2,000
Common stocks at fair value (cost $20,500 in 2021 and $9,140 in 2020)	21,891	9,261
Mortgage loans on real estate	421,427	398,100
Contract loans	123,713	122,742
Cash, cash equivalents and short-term investments	48,692	57,511
Receivables for securities	204	5
Derivatives	4,401	3,777
Other invested assets	34,033	26,298
Securities lending reinvested collateral assets	86,473	86,920
Total investments	2,647,563	2,455,358
Premiums and other considerations deferred and uncollected	126,690	127,910
Accrued investment income	18,688	17,113
Receivable from parent and affiliates	9,364	90,081
Current federal income tax recoverable	488	—
Deferred tax asset, net	30,209	29,106
Other assets	19,317	19,809
Separate account assets	329,061	293,201
Total admitted assets	$3,181,380	3,032,578
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life and annuity policies and contracts	$2,129,314	2,099,372
Accident and health policies	88,920	84,296
Deposit type funds	180,116	107,820
Contract claims	28,535	24,086
Other policyholders’ funds	995	801
Current federal income taxes	—	1,746
Interest maintenance reserve	19,582	21,513
Asset valuation reserve	23,522	17,648
Transfers to separate accounts due or accrued, net	1,641	1,435
Payable for securities	5,000	11,085
Payable for securities lending	86,473	86,920
Other liabilities	41,410	49,909
Separate account liabilities	329,061	293,201
Total liabilities	2,934,569	2,799,832
Capital and surplus:
Class A common stock, $3,000 par value. Authorized 10,000 shares;
issued and outstanding 3,200 shares	9,600	9,600
Gross paid in and contributed surplus	87,976	87,976
Unassigned surplus	149,235	135,170
Total capital and surplus	246,811	232,746
Total liabilities and capital and surplus	$3,181,380	3,032,578

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Income

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020	2019
Premiums and other considerations:
Life and annuity	$186,029	188,536	209,355
Accident and health	26,827	23,701	19,466
Total premiums and other considerations	212,856	212,237	228,821
Investment income:
Interest on bonds	75,197	74,801	111,242
Interest on mortgage loans on real estate	19,104	21,821	20,800
Interest on contract loans	6,888	6,923	7,036
Other income	7,502	5,387	3,034
Total investment income	108,691	108,932	142,112
Less investment expenses	2,350	2,357	2,245
Net investment income	106,341	106,575	139,867
Total income	319,197	318,812	368,688
Death and other benefits:
Death benefits	89,836	85,628	72,932
Accident and health benefits	11,154	10,865	12,375
Annuity benefits, fund withdrawals, and other benefits to policyholders
and beneficiaries	71,754	87,023	108,094
Total death and other benefits	172,744	183,516	193,401
Change in reserves for future policy benefits and other funds	38,746	6,552	(539)
Commissions	41,291	42,875	46,756
General insurance expenses	52,175	69,228	61,193
Insurance taxes, licenses, and fees	10,655	13,279	12,499
Net transfers from separate accounts	(8,712)	(10,016)	(11,350)
Total expenses	306,899	305,434	301,960
Income before (benefit) provision for federal income
taxes and net realized capital gains (losses)	12,298	13,378	66,728
(Benefit) provision for federal income taxes	(339)	(269)	908
Income before net realized capital gains (losses)	12,637	13,647	65,820
Net realized capital gains (losses), net of interest maintenance reserve and
income taxes	2,032	(3,078)	(2,907)
Net income	$14,669	10,569	62,913

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

		Paid-in		Total
		capital and		capital
	Common	assigned	Unassigned	and
	stock	surplus	surplus	surplus
Balance at December 31, 2018	$9,600	87,976	192,850	290,426
Net income	—	—	62,913	62,913
Change in net unrealized capital gains	—	—	933	933
Change in net deferred income tax	—	—	2,526	2,526
Change in nonadmitted assets and related items	—	—	(1,734)	(1,734)
Change in asset valuation reserve	—	—	4,041	4,041
Deferred coinsurance gain	—	—	4,338	4,338
Dividends to stockholder	—	—	(106,000)	(106,000)
Balance at December 31, 2019	9,600	87,976	159,867	257,443
Net income	—	—	10,569	10,569
Change in net unrealized capital gains	—	—	514	514
Change in net deferred income tax	—	—	4,537	4,537
Change in nonadmitted assets and related items	—	—	(7,585)	(7,585)
Change in asset valuation reserve	—	—	(39)	(39)
Deferred coinsurance gain	—	—	(21,452)	(21,452)
Correction of errors, net of tax	—	—	759	759
Dividends to stockholder	—	—	(12,000)	(12,000)
Balance at December 31, 2020	9,600	87,976	135,170	232,746
Net income	—	—	14,669	14,669
Change in net unrealized capital losses	—	—	2,740	2,740
Change in net deferred income tax	—	—	454	454
Change in nonadmitted assets and related items	—	—	877	877
Change in asset valuation reserve	—	—	(5,874)	(5,874)
Deferred coinsurance gain	—	—	(736)	(736)
Correction of errors, net of tax	—	—	1,935	1,935
Balance at December 31, 2021	$9,600	87,976	149,235	246,811

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Cash Flow

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020	2019
Cash flow from operations:
Premiums, other considerations, and fund deposits	$192,792	174,854	171,135
Investment income	100,850	105,163	139,889
	293,642	280,017	311,024
Less:
Death and other benefits	147,003	158,089	161,136
Commissions, taxes, and other expenses	108,400	117,795	132,876
Net transfers from separate accounts	(8,918)	(10,711)	(12,162)
	246,485	265,173	281,850
Net cash provided by operations	47,157	14,844	29,174
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	412,347	435,109	391,958
Stocks	938	—	4,000
Mortgage loans on real estate	58,457	50,172	47,329
Other invested assets	—	12,377	—
Total investment proceeds	471,742	497,658	443,287
Less cost of investments acquired:
Bonds	552,420	368,129	280,522
Stocks	25,158	2,647	1,713
Mortgage loans on real estate	81,784	12,051	83,809
Other invested assets	13,005	3,036	1,072
Total investments acquired	672,367	385,863	367,116
Less increase (decrease) in contract loans	971	(2,187)	2,819
Net cash (used in) provided by investing activities	(201,596)	113,982	73,352
Cash flow from financing and other miscellaneous sources:
Net deposits on deposit-type contracts and other liabilities	70,223	(1,732)	254
Dividends to stockholder	—	(12,000)	(106,000)
Change in receivable from parent due to cash concentration program	77,777	(52,858)	(1,817)
Other, net	(2,380)	(2,857)	10,705
Net cash provided by (used in) financing	145,620	(69,447)	(96,858)

Net (decrease) increase in cash, cash equivalents and
short-term investments	(8,819)	59,379	5,668
Cash, cash equivalents and short-term investments:
Beginning of year	57,511	(1,868)	(7,536)
End of year	$48,692	57,511	(1,868)

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$(447)	12,840	(9,107)
RGA coinsurance reinsurance agreement	—	—	(1,108,789)
Change in deferred gain on coinsurance reinsurance agreements	(736)	(21,451)	(20,049)

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(1)	Organization and Business

Organization

Ohio National Life Assurance Corporation (“ONLAC” or the “Company”) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ONLIC is 100% owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021. Constellation, an insurance holding company, is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

ONMH entered into the Transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off of ONMH’s strengths and infrastructure to grow its insurance business going forward.

The Transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the Transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation and its investors are providing a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening Ohio National’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

The Transaction is subject to customary conditions, including regulatory approvals and ONMH’s member approval. Upon completion of the Transaction, ONMH will be a private stock company owned 100% by Constellation. The Transaction is expected to be completed in the first half of 2022. See footnote 3(m) for additional details on the activity occurring subsequent to the reporting period.

Business

The Company is a life and health insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, health (disability) and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ONLAC does not have any permitted or prescribed statutory accounting practices as of December 31, 2021, 2020 and 2019.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income on a GAAP basis versus capital and surplus and net income on a statutory basis are that, for GAAP reporting purposes:

•	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

•	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

•	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; fixed maturity securities designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity are carried at amortized cost; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

•	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

•	undistributed income and capital gains and losses for limited partnerships investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•	under GAAP “nonadmitted” assets do not exist, which for statutory reporting nonadmitted assets are excluded from surplus (see Note 3(b) for more information regarding nonadmitted assets);

•	changes in deferred taxes are recognized in operations;

•	there is a presentation of other comprehensive income and comprehensive income;

•	certain assets and liabilities are reported gross of ceded reinsurance balances;

•	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

•	negative cash balances are reported as liabilities;

•	certain annuity related contracts give rise to embedded derivatives for GAAP which STAT does not recognize these embedded derivatives; and

•	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally certain deferred taxes, and certain receivables) have been excluded from total admitted assets by a direct charge to surplus.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(c)	Investments

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO and quoted market prices when information is not available from the SVO.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred. In response to the Coronavirus (“COVID-19”) pandemic, there was an increase in the volume of loan modifications in the Company’s mortgage portfolio during 2020. The COVID-19 related modifications were primarily in the form of principal and/or interest deferrals in accordance with the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus and in accordance with the interpretation issued by the NAIC, INT 20-03 Troubled Debt Restructuring Due to COVID-19, during the year ended December 31, 2020. Accordingly, these loans were not categorized as a TDR.

Contract Loans

Contract loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index call options as hedges for the indexed universal life products. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of unaffiliated surplus notes and investments in unaffiliated limited partnership interests. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6.

During 2021, the Company became an investor and limited partner in two limited partnerships. Limited partnerships are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of limited partnership investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. The Company has no investments in limited partnerships that exceed 10% of it admitted assets.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The statement value of limited partnerships are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for its investments for the year ended December 31, 2021.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within net investment income in the Statutory Statements of Income.

(d)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual life represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). The difference between full account value and CRVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CRVM is reflected in the Statutory Statements of Income as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in net transfers from separate accounts in the Statutory Statements of Income. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(e)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products, are recorded as premiums. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(f)	Reserves for Future Policy Benefits

Life Policies and Contracts

Reserves for traditional life products are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions currently being used for the majority of new policies issued is the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1958 CSO table with interest rates of 3.0% to 6.0%, the 1980 CSO table with interest rates of 3.0% to 6.0%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

Reserves for universal life and variable universal life policies have been calculated based on participants’ net contributions plus interest credited less applicable contract charges, less an initial allowance according to CRVM.

Reserves for universal life policies containing secondary guarantees are calculated in accordance with Actuarial Guideline 38 (“AG38”).

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $125,715,084 and $127,909,924 of individual life insurance in force as of December 31, 2021 and 2020, respectively, and $1,521,746 and $1,549,979 of related reserves as of December 31, 2021 and 2020, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life and variable life insurance products use a formula which applies a weighted average credited rate to the mean account value.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

Annuity and Other Deposit Funds

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates, and various contract provisions. The average interest rates credited on these annuity policies were 3.14%, 3.19% and 3.17% for the years ended December 31, 2021, 2020 and 2019, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.50% to 8.75%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%) or the IAR2012 Mortality Table (interest rates of 1.00% to 4.00%).

(g)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Income impact of interest rate related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(i)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $175,000 and $100,000 as of December 31, 2021 and 2020, respectively, which are included in deposit type funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2021	2020
Membership stock - Class B	$3,033	4,798
Activity stock	7,450	3,689
Total	$10,483	8,487
Actual or estimated borrowing capacity as determined by the insurer	$175,000	122,980

Membership stock eligible and not eligible for redemption at December 31, 2021 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class B	$3,033	3,033	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2021	2020
Total collateral pledged:
Fair value	$351,998	162,307
Carrying value	339,924	153,044
Total borrowing	175,000	100,000

The maximum amount pledged as of December 31 is as follows:

	2021	2020
Maximum amount pledged:
Fair value	$370,335	181,381
Carrying value	351,149	171,394
Total borrowing	175,000	100,000

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

2021	General account	Funding agreements reserves established
Funding agreements	$175,000	175,000
2020
Funding agreements	$100,000	100,000

The maximum amount available during the reporting period ended December 31, 2021 is $175,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

(j)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Income as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. The CARES Act included, among other items, measures concerning income tax, payroll tax credits, and loan programs. The CARES Act permitted net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allowed NOLs incurred in 2018, 2019, and 2020 to be carried back to generate a refund of previously paid income taxes. The Company concluded the NOL changes did not impact income taxes. The Company did not participate in any of the CARES payroll tax credits or loan programs.

(k)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(l)	New Accounting Standards

In April 2020 and May 2021, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. Management is in the process of assessing the impact that the guidance may have on the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 32R, Preferred Stock, effective January 1, 2021. These revisions update the definitions, measurement and impairment guidance for all preferred stock. With adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 86, Financing Derivatives, effective January 1, 2021. These revisions ensure reporting consistency in that derivatives are reported "gross," i.e., without the inclusion of financing components. Additionally, amounts owed to/from the reporting entity from the acquisition or writing of derivatives shall be separately reflected. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No.26R, Bonds, effective January 1, 2021. These revisions clarify that the accounting and reporting of investment income and capital gains/losses, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The adoption of this guidance did not impact the Company’s statutory financial statements.

(m)	Subsequent Events

The Company has evaluated subsequent events through March 28, 2022, the date the statutory financial statements were available to be issued.

On March 11, 2022, the Members of ONMH voted to approve the Transaction discussed in Note 1. The Department conducted a public hearing on March 18, 2022. Assuming the Department issues an order approving the Transaction and all other regulatory approvals have been received, the Company will proceed to finalize all the steps necessary to close the Transaction and be acquired by Constellation. The Company is targeting to close the Transaction on or about March 31, 2022.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its general account life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s indexed universal life contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties.

Subsequent to December 31, 2021, equity and financial markets have experienced significant volatility associated with conflict between Ukraine and Russia. The Company is actively monitoring the impact of the conflict on its investment portfolio.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Coronavirus (“COVID-19”) Risk is the potential risk the Company continues to be exposed to the ongoing COVID-19 pandemic. The worldwide health and economic impact of COVID-19 continues to evolve, influenced by the scope, severity and duration of the crisis as well as the actions of governments, judiciaries, legislative bodies, regulators and other third parties in response, all of which are subject to continuing uncertainty. While the global economic outlook continues to improve, the ultimate impact of COVID-19 on the Company’s business will depend upon the speed at which government-mandated safety precautions can be fully lifted and the manner and speed with which economic activity sustainably rebounds.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally, in response to COVID-19 and its impact on insurance consumers. While some of these legislative and regulatory initiatives have expired, resurgence of the COVID-19 virus may lead to a renewal of these initiatives. The Company cannot predict what form any further legal and regulatory responses to concerns about COVID-19 and related public health issues will take, how long they will last or how such responses will impact its business. The Company will continue to actively monitor these developments and to cooperate fully with all government and regulatory authorities as they develop their responses.

The Company has implemented risk management and business continuity plans and taken preventive measures and other precautions, such as employee business travel restrictions and remote work arrangements which, to date, have enabled the Company to maintain its critical business processes; customer service levels; relationships with key vendors and distribution partners; financial reporting systems; internal controls over financial reporting; and disclosure controls and procedures. The Company is continuing to evaluate the potential long-term impact of the crisis to its operations and financial condition.

Transaction Risk is the risk associated with the Constellation acquisition discussed in Note 1. Completion of the Transaction is subject to the satisfaction of certain conditions, including regulatory and ONMH member approvals, and there can be no assurances as to whether or when it may be completed. There can be no assurance that the proposed Transaction will be consummated.

The Company may encounter a number of issues related to the Transaction:

•	An occurrence of an event, change or other circumstance that could give rise to the termination of the Transaction agreement or could otherwise cause the transactions contemplated by the agreement to fail to close;

•	Disruptions to the current plans and operations of the Company as a result of the announcement of the Transaction agreement;

•	An inability to complete the transactions contemplated by the Transaction agreement, including failure to obtain approval of ONMH members or other conditions to closing in the Transaction agreement;

•	Delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the Transaction;

•	The imposition on the Company by regulators of terms, conditions, requirements, limitations, costs or restrictions that would delay the completion of the transaction, the imposition of additional material costs on or limitations on the revenues after the Transaction;

•	Changes in applicable laws or regulations; the risk that the transactions contemplated by the Transaction agreement will not qualify for their intended tax treatment;

•	Adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the transactions contemplated by the Transaction agreement, cause the terms of such transactions to be modified or change the anticipated tax consequences of such transactions;

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	The possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

•	Uncertainty about the effect of the proposed Transaction on the Company’s employees, customers, and other parties with whom they have business relationships may have an adverse effect on its business and results of operations.

As a result, the Company cannot provide any assurance that any such terms, conditions, requirements, limitations, costs, or restrictions will not result in the abandonment of the Transaction. In addition, the Company cannot be certain that the other conditions to closing the Transaction will be satisfied (or waived, if applicable) in a timely manner or at all. Failure to, or any delay in, completing the Transaction could cause the Company to not realize some or all of the benefits that it expects to achieve if the Transaction is successfully completed within the expected timeframe. The issues above may be exacerbated by a delay in the completion of the proposed Transaction. Particularly, the Company’s management team will have devoted substantial time and resources to matters relating to the Transaction, and would otherwise have devoted their time and resources to other opportunities that may have been beneficial to the Company.

There can be no assurance that an adequate remedy will be available to the Company in the event of a breach of the Transaction agreement by Constellation or its investors, or that the Company will wholly, or partially, recover any damages incurred in connection with the proposed Transaction. In particular, a failed Transaction may result in negative publicity and a negative impression of the Company’s business among its customers or in the investment community or business community generally, all of which could negatively impact its business. Any disruptions to the Company’s business resulting from the announcement and pendency of the proposed Transaction, including any adverse changes in its relationships with its customers, distribution partners, business partners, and employees, may continue or accelerate in the event of a failed Transaction. Furthermore, the Company has incurred, and will continue to incur, significant costs, expenses, and fees for professional services, including legal, accounting, investment banking and advisory fees, and other transaction costs in connection with the proposed Transaction, for which it will have received little or no benefit if the proposed Transaction is not completed. Many of these fees and costs will be payable by the Company if the proposed Transaction is not completed and may relate to activities that they would not have undertaken other than to complete the proposed Transaction.

Litigation is common in connection with acquisitions of companies, regardless of any merits related to the claims. In the event lawsuits are filed against the Company, the outcome of the lawsuits would be uncertain, and the Company may not be successful in defending against any such claims. While the Company will defend against any lawsuits filed against it in connection with the Transaction, the costs of the defense of such actions and other effects of such litigation could have an adverse effect on its business, financial condition and operating results.

The Company is working closely with Constellation to mitigate any exposure associated with the Transaction as well as working with the rating agencies on potential impacts; having open communication with customers, producers and employees; and implementing strategic plans to enhance its capital position.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

•	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and short-term investments and separate account assets.

•	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; unaffiliated surplus notes; derivatives; common stocks; securities lending reinvested collateral; asset-backed, mortgage-backed, private placement and equity securities.

•	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed securities, common stocks and other invested assets.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2021
Assets:
Investments:
Bonds	$—	141	—	141
Common stocks	—	21,891	—	21,891
Cash, cash equivalents
and short-term investments	48,692	—	—	48,692
Other invested assets	—	—	3,712	3,712
Derivatives	—	4,401	—	4,401
Securities lending reinvested collateral assets	—	86,470	—	86,470
Other assets:
Separate account assets	329,061	—	—	329,061
Total assets	$377,753	112,903	3,712	494,368

2020
Assets:
Investments:
Bonds	$—	168	—	168
Common stocks	—	8,488	773	9,261
Cash, cash equivalents
and short-term investments	57,511	—	—	57,511
Derivatives	—	3,777	—	3,777
Securities lending reinvested collateral assets	—	86,920	—	86,920
Other assets:
Separate account assets	293,201	—	—	293,201
Total assets	$350,712	99,353	773	450,838

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

		NAIC
	Carrying	estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2021
Assets:
Investments:
Bonds	$1,891,729	1,981,412	4,263	1,937,357	39,792
Preferred stocks	15,000	15,366	—	2,142	13,224
Common stocks	21,891	21,891	—	21,891	—
Mortgage loans on real estate	421,427	437,231	—	—	437,231
Contract loans	123,713	154,321	—	—	154,321
Cash, cash equivalents
and short-term investments	48,692	48,692	48,692	—	—
Derivatives	4,401	4,401	—	4,401	—
Other invested assets	34,033	39,775	—	36,063	3,712
Securities lending reinvested
collateral assets	86,473	86,470	—	86,470	—
Other assets:
Separate account assets	329,061	329,061	329,061	—	—
Liabilities:
Individual deferred and
immediate annuity contracts	$23,010	19,922	—	19,922	—
Guaranteed investment contracts	175,000	131,827	—	131,827	—
Separate account liabilities	329,061	329,061	329,061	—	—

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

		NAIC
	Carrying	estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2020
Assets:
Investments:
Bonds	$1,748,744	1,884,906	4,454	1,800,599	79,853
Preferred stocks	2,000	2,171	—	2,171	—
Common stocks	9,261	9,261	—	8,488	773
Mortgage loans on real estate	398,100	422,009	—	—	422,009
Contract loans	122,742	156,622	—	—	156,622
Cash, cash equivalents
and short-term investments	57,511	57,511	57,511	—	—
Derivatives	3,777	3,777	—	3,777	—
Other invested assets	26,298	31,325	—	31,325	—
Securities lending reinvested
collateral assets	86,920	86,921	—	86,921	—
Other assets:
Separate account assets	293,201	293,201	293,201	—	—
Liabilities:
Individual deferred and
immediate annuity contracts	$25,587	25,627	—	25,627	—
Guaranteed investment contracts	100,000	101,254	—	101,254	—
Separate account liabilities	293,201	293,201	293,201	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

Common stocks are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash is comprised of bank deposits.

Derivatives – The Company enters into long-term investments comprised of equity index call options to economically hedge guarantees on riders for certain insurance contracts. The equity index call options are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Other invested assets – Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

	Common	Other	Total
Assets	Stocks	Invested Assets	Assets
December 31, 2019	$—	—	—

Net investment gains/(losses):
Unrealized in surplus	126	—	126

Purchases	647	—	647

December 31, 2020	773	—	773

Net investment gains/(losses):
In earnings (realized and unrealized)	152	1,547	1,699
Unrealized in surplus	(126)	—	(126)

Purchases	—	2,165	2,165
Disposals	(799)	—	(799)

December 31, 2021	$—	3,712	3,712

Change in unrealized
gains (losses):
Still held at December 31:
2020	$—	—	—
2021	$—	—	—

Asset Transfers Between Levels

The Company will review its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

There were no transfers between levels in 2021 or 2020.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2021
		Gross	Gross	NAIC
	Carrying	unrealized	unrealized	estimated
	value *	gains	losses	fair value
Bonds:
U.S. government	$28,823	913	(140)	29,596
All other governments	4,000	170	—	4,170
States, territories and possessions	241,166	12,492	(938)	252,720
Political subdivisions of states	3,670	225	—	3,895
Special revenue and assessment	31,072	1,421	—	32,493
Industrial and miscellaneous	1,580,998	87,809	(12,407)	1,656,400
Hybrid securities	2,000	138	—	2,138
Total bonds	$1,891,729	103,168	(13,485)	1,981,412
Preferred stocks	$15,000	366	—	15,366
Common stocks	$20,500	1,552	(161)	21,891

*	Represents cost for Common stocks

	2020
		Gross	Gross	NAIC
	Carrying	unrealized	unrealized	estimated
	value *	gains	losses	fair value
Bonds:
U.S. government	$43,269	2,381	—	45,650
All other governments	1,000	90	—	1,090
States, territories and possessions	224,715	17,078	(333)	241,460
Political subdivisions of states	3,849	365	—	4,214
Special revenue and assessment	112,748	6,851	—	119,599
Industrial and miscellaneous	1,361,163	113,099	(3,603)	1,470,659
Hybrid securities	2,000	234	—	2,234
Total bonds	$1,748,744	140,098	(3,936)	1,884,906
Preferred stocks	$2,000	171	—	2,171
Common stocks	$9,140	126	(5)	9,261

*	Represents cost for Common stocks

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $3,062 and $3,040 were on deposit with various regulatory agencies as required by law as of December 31, 2021 and 2020, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

		NAIC
	Carrying	estimated
	value	fair value
Due in one year or less	$113,340	118,713
Due after one year through five years	460,161	481,976
Due after five years through ten years	597,654	625,988
Due after ten years	720,574	754,735
Total	$1,891,729	1,981,412

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC		NAIC		NAIC
	estimated	Unrealized	estimated	Unrealized	estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2021
Bonds:
U.S. government	$7,028	(140)	—	—	7,028	(140)
States, territories and possessions	31,471	(799)	6,226	(139)	37,697	(938)
Industrial and miscellaneous	362,053	(10,305)	46,272	(2,102)	408,325	(12,407)
Total bonds	400,552	(11,244)	52,498	(2,241)	453,050	(13,485)

Preferred and common stocks	1,442	(161)	—	—	1,442	(161)
Total	$401,994	(11,405)	52,498	(2,241)	454,492	(13,646)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Less than 12 months		12 months or longer		Total
	NAIC		NAIC		NAIC
	estimated	Unrealized	estimated	Unrealized	estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2020
Bonds:
States, territories and possessions	$10,180	(70)	2,102	(263)	12,282	(333)
Industrial and miscellaneous	109,621	(3,499)	4,643	(104)	114,264	(3,603)
Total bonds	119,801	(3,569)	6,745	(367)	126,546	(3,936)

Preferred and common stocks	—	—	1	(5)	1	(5)
Total	$119,801	(3,569)	6,746	(372)	126,547	(3,941)

The tables below summarize the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than	12 months
	12 months	or longer	Total
2021
99.9%-80%:
U.S. government	$(140)	—	(140)
States, territories and possessions	(799)	(139)	(938)
Industrial and miscellaneous	(10,305)	(2,102)	(12,407)
Total	$(11,244)	(2,241)	(13,485)

2020
99.9%-80%:
States, territories and possessions	$(70)	(263)	(333)
Industrial and miscellaneous	(3,499)	(104)	(3,603)
Total	$(3,569)	(367)	(3,936)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments. An analysis which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

•	overall business climate, including litigation and government actions;

•	rating agency downgrades;

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

As of December 31, 2021, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $65,107. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $56,017 and unrealized losses of $577. Loan-backed and structured securities in an unrealized loss position for greater than 12 months had a fair value of $9,090 and unrealized losses of $374. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

The Company has concluded that securities in an unrealized loss position as of December 31, 2021 and 2020 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost and for equity investments, anticipate a forecasted recovery in a reasonable period of time.

Total unrealized losses increased from December 31, 2020 to December 31, 2021 due to the increase in interest rates during the year. Accordingly, no write-downs were deemed necessary for the securities reflected in the tables above.

Mortgage Loans

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of the commercial mortgage loan portfolio as of December 31, 2021 and 2020 were $421,427 and $398,100, respectively.

The minimum and maximum gross lending rates for commercial mortgage loans for the years ended December 31 were:

	2021	2020
Minimum	3.0%	3.6%
Maximum	5.4	4.0

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 14.9% of the total portfolio as of December 31, 2021 and 2020.

The states that exceed 10% of the total loan portfolio were as follows as of December 31:

	2021	2020
Texas	$62,919	55,084
Ohio	44,295	N/A
Florida	N/A	40,918

N/A - portfolio value did not exceed 10%

Portfolio Analysis

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
	Greater than	1.8x to	1.5x to	1.2x to	1.0x to	Less than
LTV	2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Total
2021
0% - 50%	$94,124	35,451	33,138	40,203	10,568	4,260	217,744
50% - 60%	1,195	6,763	17,518	39,174	15,954	—	80,604
60% - 70%	—	—	14,577	22,104	16,976	2,948	56,605
70% - 80%	—	—	—	5,690	19,631	3,847	29,168
80% and greater	—	—	—	4,949	4,919	27,438	37,306
Total	$95,319	42,214	65,233	112,120	68,048	38,493	421,427

2020
0% - 50%	$101,554	34,838	41,491	26,729	8,110	1,636	214,358
50% - 60%	3,105	7,113	13,894	30,446	11,004	1,753	67,315
60% - 70%	—	—	16,849	20,774	20,944	—	58,567
70% - 80%	—	—	3,037	12,740	15,238	7,156	38,171
80% and greater	—	—	1,797	1,747	7,493	8,652	19,689
Total	$104,659	41,951	77,068	92,436	62,789	19,197	398,100

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2021 and 2020.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Mortgage Loan Aging

The table below depicts the commercial mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

							Recorded
			90 days				investment >
	30-59 days	60-89 days	or more	Total			90 days and
	past due	past due	past due	past due	Current	Total	accruing
2021	$—	—	—	—	421,427	421,427	—
2020	$729	—	—	729	397,371	398,100	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2021 or 2020. There were no mortgage loan write-downs in 2021, 2020 or 2019. The Company did not have an allowance for credit losses at December 31, 2021 or 2020.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

The Company had no mortgage loans on nonaccrual status as of December 31, 2021 or 2020.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2021, 2020 or 2019.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2021 or 2020.

No mortgages were sold to ONFS in 2021, 2020 or 2019.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Securities Lending

As of December 31, 2021 and 2020, the Company received $86,473 and $86,920, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2021 and 2020. The estimated fair value of loaned securities was $84,713 and $85,324 as of December 31, 2021 and 2020, respectively.

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

		Change in	Total
	Realized	unrealized	investment
	gains (losses)	gains (losses)	gains (losses)
2021
Bonds	$4,383	—	4,383
Common stocks	141	1,003	1,144
Derivative instruments	2,363	119	2,482
Other	—	1,618	1,618
Total	6,887	2,740	9,627
Less amount credited to interest
maintenance reserve	4,404	—	4,404
Net gains before tax	2,483	2,740	5,223
Taxes on investment (losses) gains	(451)	(228)	(679)
Admitted deferred tax asset	—	228	228
Net gains after tax	$2,032	2,740	4,772

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

		Change in	Total
	Realized	unrealized	investment
	gains (losses)	gains (losses)	gains (losses)
2020
Bonds	$11,161	12	11,173
Common stocks	—	99	99
Derivative instruments	949	403	1,352
Total	12,110	514	12,624
Less amount credited to interest
maintenance reserve	15,924	—	15,924
Net (losses) gains before tax	(3,814)	514	(3,300)
Taxes on investment (losses) gains	736	(137)	599
Admitted deferred tax asset	—	137	137
Net (losses) gains after tax	$(3,078)	514	(2,564)

		Change in	Total
	Realized	unrealized	investment
	gains (losses)	gains (losses)	gains (losses)
2019
Bonds[1]	$83,238	5	83,243
Common stocks	—	(1)	(1)
Derivative instruments	39	929	968
Other	(120)	—	(120)
Total	83,157	933	84,090
Less amount credited to interest
maintenance reserve[2]	85,235	—	85,235
Net (losses) gains before tax	(2,078)	933	(1,145)
Taxes on investment (losses) gains	(829)	(248)	(1,077)
Admitted deferred tax asset	—	248	248
Net (losses) gains after tax	$(2,907)	933	(1,974)

[1]	Included in this amount are impacts from the BOLI SPDA reinsurance treaty discussed in Note 13.
[2]	Included in this amount are impacts from the BOLI SPDA reinsurance treaty discussed in Note 13. $58,109 became a component of the initial deferred gain for this reinsurance treaty.

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital gains (losses) on investments, as shown in the tables above, include write-downs for OTTI of $168, $1,912 and $2,149 for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021, securities with a carrying value of $5,267, which have a cumulative write-down of $2,106 due to OTTI, remained in the Company’s investment portfolio.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Included in the write downs for OTTI are write downs for OTTI on loan-backed and structured securities of $79, $0 and $65 for 2021, 2020 and 2019, respectively. The table below lists each security that recognized OTTI impairment in 2021 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

	Book/Adjusted					Date of
	Carrying Value		Recognized			Financial
	Amortized Cost		OTTI in	Amortized		Statement
	Before Current	Projected	Current	Cost After	Fair	When
CUSIP	Period OTTI	Cash Flows	Period	OTTI	Value	Reported
12668AMN2	$787	708	79	708	780	3/31/2021
Total	$787	708	79	708	780

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2021, 2020 and 2019 were $324,866, $353,616 and $294,604, respectively. Gross gains of $6,170, $16,288 and $86,150 and gross losses of $1,094, $3,209 and $748 were realized on those transactions in 2021, 2020 and 2019, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity index call options to economically hedge liabilities embedded in indexed universal life products.

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	value*	amount	value**	amount
2021
Equity index call options	$4,401	135,230	—	—
Total	$4,401	135,230	—	—

2020
Equity index call options	$3,777	106,117	—	—
Total	$3,777	106,117	—	—

*	Included in derivatives
**	Included in other liabilities

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2021		2020
		Net of		Net of
	Gross	loading	Gross	loading
Ordinary new business	$2,088	137	3,509	184
Ordinary renewal	72,494	126,553	71,016	127,726
Total	$74,582	126,690	74,525	127,910

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable universal life.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $329,061 and $293,201, respectively. These assets are legally insulated from the general account and are attributed to variable universal life.

At December 31, 2021 and 2020, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2021 and 2020, the general account of the Company had a maximum guarantee for separate account liabilities of $0.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2021	$48
2020	51
2019	57
2018	61
2017	67

As of December 31, 2021, 2020 and 2019, the general account of the Company did not make any payments towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2021	2020	2019
Premiums, considerations or deposits for year end	$9,583	9,790	10,901

	2021	2020
Reserves for accounts with assets at:
Market value	$326,527	289,860
Amortized cost	4,174	4,775
Total reserves	$330,701	294,635

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and
with current surrender charge of 5% or more	—	—
At market value	330,701	294,635
At book value without market value adjustment and
with current surrender charge of less than 5%	—	—
Subtotal	330,701	294,635
Not subject to discretionary withdrawal	—	—
Total reserves	$330,701	294,635

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2021	2020	2019
Transfers as reported in the summary of operations of the
Separate Accounts Statement:
Transfers to separate accounts	$9,552	10,274	10,890
Transfers from separate accounts	(27,203)	(29,122)	(32,154)
Net transfers from separate accounts before
reconciling adjustments	(17,651)	(18,848)	(21,264)
Reconciling adjustments:
Policyholder charges	9,768	10,424	11,085
Other, net	(829)	(1,592)	(1,171)
Net transfers from separate accounts	$(8,712)	(10,016)	(11,350)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for traditional life policies and contracts, accident and health policies, universal life policies, and investment contracts.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 3.0% to 6.0%.

Reserves are calculated using withdrawal, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2021:

Individual Annuities

		Separate
	General	account
	account	non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	29,705	—	29,705	81.7%
Not subject to discretionary withdrawal	6,660	—	6,660	18.3%
Total, gross	36,365	—	36,365	100.0%
Reinsurance ceded	18,178	—	18,178
Total, net	$18,187	—	18,187

Deposit-Type Contracts

		Separate
	General	account
	account	non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	40	—	40	0.0%
Not subject to discretionary withdrawal	180,076	—	180,076	100.0%
Total, gross	180,116	—	180,116	100.0%
Reinsurance ceded	—	—	—
Total, net	$180,116	—	180,116

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2021:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$17,379
Supplementary contracts with life contingencies, net	808
Deposit-type contracts	180,116
Subtotal	198,303
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$198,303

As of December 31, 2021, withdrawal characteristics of life actuarial reserves were as follows:

				Separate account - guaranteed
	General account			and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender
values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,773,633	3,578,159	3,771,396	—	—	—
Universal life with secondary guarantees	214,277	205,552	374,721	—	—	—
Indexed universal life with secondary
guarantees	91,459	51,335	64,247	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	46,095	14,084	46,612	—	—	—
Miscellaneous reserves	—	—	2,622	329,061	329,061	330,701
Not subject to discretionary withdrawal or no
cash values
Term policies without cash value	XXX	XXX	1,545,095	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	21,149	XXX	XXX	—
Disability - disabled lives	XXX	XXX	13,423	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	9,166	XXX	XXX	—
Total, gross	4,125,464	3,849,130	5,848,431	329,061	329,061	330,701
Reinsurance ceded	2,049,631	2,045,215	3,737,305	—	—	—
Total, net	$2,075,833	1,803,915	2,111,126	329,061	329,061	330,701

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2021:

Life, accident and health Annual Statement:
Life insurance, net	$2,111,126

Separate Accounts Annual Statement:
Life insurance, net	330,701
Total life reserves, net	$2,441,827

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2020:

Individual Annuities

		Separate
	General	account
	account	non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	32,274	—	32,274	83.7%
Not subject to discretionary withdrawal	6,295	—	6,295	16.3%
Total, gross	38,569	—	38,569	100.0%
Reinsurance ceded	20,261	—	20,261
Total, net	$18,308	—	18,308

Deposit-Type Contracts

		Separate
	General	account
	account	non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	296	—	296	0.3%
Not subject to discretionary withdrawal	107,524	—	107,524	99.7%
Total, gross	107,820	—	107,820	100.0%
Reinsurance ceded	—	—	—
Total, net	$107,820	—	107,820

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2020:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$18,124
Supplementary contracts with life contingencies, net	184
Deposit-type contracts	107,820
Subtotal	126,128
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$126,128

As of December 31, 2020, withdrawal characteristics of life actuarial reserves were as follows:

				Separate account - guaranteed
	General account			and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender
values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,740,726	3,530,770	3,737,504	—	—	—
Universal life with secondary guarantees	223,635	212,263	386,461	—	—	—
Indexed universal life with secondary
guarantees	61,356	32,462	39,956	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	46,925	13,872	47,345	—	—	—
Miscellaneous reserves	—	—	2,127	433	433	294,636
Not subject to discretionary withdrawal or no
cash values
Term policies without cash value	XXX	XXX	1,568,203	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	19,583	XXX	XXX	—
Disability - disabled lives	XXX	XXX	13,278	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	6,061	XXX	XXX	—
Total, gross	4,072,642	3,789,367	5,820,518	433	433	294,636
Reinsurance ceded	2,028,831	949,202	3,739,453	—	—	—
Total, net	$2,043,811	2,840,165	2,081,065	433	433	294,636

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2020:

Life, accident and health Annual Statement:
Life insurance, net	$2,081,065
Separate Accounts Annual Statement:
Life insurance, net	294,636
Total life reserves, net	$2,375,701

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2021	2020	2019
Claim reserves, beginning of year	$64,285	66,205	65,157
Less reinsurance recoverables	(3,736)	(11,459)	(3,433)
Net claim reserves, beginning of year	60,549	54,746	61,724
Claims paid related to:
Current year	(103)	(150)	(256)
Prior years	(9,900)	(2,389)	(19,495)
Total claims paid	(10,003)	(2,539)	(19,751)
Incurred related to:
Current year’s incurred	10,514	7,324	9,384
Current year’s interest	238	153	197
Prior years' incurred	3,147	(1,907)	448
Prior years' interest	2,912	2,772	2,744
Total incurred	16,811	8,342	12,773
Net claim reserves, end of year	67,357	60,549	54,746
Plus reinsurance recoverables	2,684	3,736	11,459
Claims reserves, end of year	$70,041	64,285	66,205

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and affiliates. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2021 and 2020, a non-affiliated reinsurer held a letter of credit of $377 and $346, respectively. As of December 31, 2021 and 2020, affiliated reinsurers held assets in trust with an estimated fair value of $576,561 and $574,299, respectively, as discussed in more detail below.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies.

Effective July 1, 2019, the Company entered into a reinsurance agreement to coinsure 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of this transaction, bonds and cash carried at the amount of $1,020,653 were transferred to the reinsurer, resulting in a pre-tax realized gain of $71,585 for the year ended December 31, 2019. This transaction resulted in IMR of $58,109 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $24,387, which was recorded in surplus at the contract’s inception.

Effective December 31, 2021, the Company entered into a coinsurance funds withheld/yearly renewable term reinsurance agreement with a third party reinsurer certified in the State of Ohio in which the Company ceded term insurance policies. The treaty contained a provision for statutory surplus relief of $4,500 as the initial ceding commission to offset the first year policy expenses. The initial ceding commission will be repaid, with interest, over a three year period. The transaction resulted in a deferred reinsurance gain of $4,510 that was recorded to unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Affiliate Reinsurance

ONLIC assumes certain accident and health insurance policies and BOLI policies issued by the Company, but ceased reinsuring new policies in October 2016. Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”), an affiliated reinsurer, and Camargo Re Captive, Inc. (“CMGO”), an affiliated reinsurer, assume certain term life policies issued by the Company.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

As noted above, the Company participates in six reinsurance agreements where term life policies and universal life policies with secondary guarantees are ceded to affiliated captive reinsurers. The applicable standard for reinsurance agreements between the Company and affiliated captives MONT and KENW is the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“the Model Regulation”), as defined in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance. MONT and KENW are exempt from Actuarial Guideline 48 (“AG 48”) under the grandfathering provision. The following tables summarize the reserve credit taken and the assets supporting the XXX and AXXX reserves ceded by the Company to MONT and KENW:

2021
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$185,809	189,221	98,782	288,003	102,194
MONT	XXX	7/1/2012	114,836	120,969	63,876	184,845	70,009
KENW	XXX	12/31/2013	558,972	256,367	346,364	602,731	43,759

2020
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$190,506	183,853	101,287	285,140	94,634
MONT	XXX	7/1/2012	122,251	124,344	68,284	192,628	70,377
KENW	XXX	12/31/2013	560,961	256,586	352,403	608,989	48,028

The Company’s affiliated captive CMGO is AG48 compliant and CMGO is an authorized reinsurer in Ohio.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

For CMGO’s contracts, funds called primary security assets (“PSL assets”) are required to be held at levels specified in the Model Regulation. These funds, consisting of cash and NAIC 1-3 rated securities, are held on behalf of the Company as security under the reinsurance agreement on a trust basis, and are maintained at an amount greater than the required level of PSL assets. Funds called other security assets (“OS assets”) are also held, consisting primarily of stop loss agreements, at a level at least equal to the difference between statutory reserves and the amount of the PSL assets. The following tables include additional information pertaining to the XXX reserves ceded by the Company to CMGO as of December 31, 2021 and 2020:

2021
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$329,451	186,464	217,181	(112,270)	144,321	32,051

2020
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$283,199	157,203	192,639	(90,560)	128,034	37,474

Further information on the activities related to ONLAC’s ceded business is as follows for the years ended December 31:

	2021		2020		2019
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Premiums ceded	$130,763	148,257	144,481	137,882	155,038	145,421
Benefits incurred	108,027	194,018	98,806	177,375	109,858	174,520
Commision and expense allowance	23,410	12,107	24,787	26,346	39,193	25,098

	2021		2020
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Reserve for future policy benefits	$2,124,406	1,739,553	2,082,243	1,780,573
Policy and contract claims payable	27,259	19,783	18,968	17,019
Reinsurance recoverable	—	15,967	—	17,749

Affiliate Reinsurance Agreements

The details of the Company’s affiliate reinsurance agreements are as follows:

Effective December 31, 2015, the Company entered into a 100% coinsurance reinsurance agreement with CMGO. The agreement is 100% coinsurance of one in force block of business to CMGO. This block consists of 10, 15 and 20 year term policies issued beginning January 1, 2015, and includes policies issued within this block through December 31, 2017. Effective December 31, 2018, the Company amended the coinsurance agreement to include Term 10-year, 15-year, and 20-year level policies issued between January 1, 2018 and December 31, 2019. CMGO provides security under the reinsurance agreement to back the ceded reserve credit taken by the Company by supporting both the required level of primary security (“PSL”) and the required level of other security pursuant to AG48. The PSL is secured by assets in trust comprised of corporate and government bonds, collateralized mortgage obligations and cash. The other security is supported by a stop loss asset provided through an external reinsurance agreement.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

On July 1, 2014, the reinsurance agreement, dated February 1, 1981, between ONLAC and ONLIC for accident and health insurance (disability insurance) was amended. ONLAC recaptured the disability insurance business from ONLIC that was previously ceded under the agreement. The transaction was a recapture of $57,212 in previously ceded premiums which was recorded in accident and health insurance premiums in the Statutory Statements of Income and $58,052 recapture of previously ceded reserves which was recorded in benefits and claims expenses in the Statutory Statements of Income and future policy benefits and claims liability on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term polices issued from June 4, 2007 to December 31, 2010.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2013.

Effective July 1, 2012, the Company amended the existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective June 30, 2009 the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from April 1, 2004 to December 31, 2008. Policies issued between April 1, 2004 and June 30, 2008 which were ceded to a nonaffiliated reinsurer were excluded and not reinsured under this amendment.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Effective December 31, 2008 the Company entered into a 100% coinsurance reinsurance agreement with MONT. The agreement included 100% coinsurance to cede 10 year term policies issued from January 1, 2000 to March 31, 2004.

Net traditional life and accident and health insurance premiums earned are summarized as follows for the years ended December 31:

	2021	2020	2019
Direct premiums earned	$491,693	493,797	528,958
Reinsurance assumed	183	264	322
Reinsurance ceded	(279,020)	(281,824)	(300,459)
Net premiums earned	$212,856	212,237	228,821

(14)	Bank Line of Credit

In April 2016, ONFS obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, ONFS increased this credit facility by $50,000 to $575,000. In March 2018, ONFS increased the existing credit facility by $325,000 to $900,000. The credit facility now matures in March 2023. ONFS did not utilize this facility as of December 31, 2020 for the benefit of the Company. During 2021, this facility was closed.

On May 7, 2021, ONFS entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes and will mature in May 2026. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. ONFS did not utilize this facility as of December 31, 2021 for the benefit of the Company.

There was no interest or fees paid by the Company on these credit facilities in 2021, 2020 or 2019.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Gross deferred tax assets	$99,157	171	99,328
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	99,157	171	99,328
Nonadmitted deferred tax assets	(39,316)	—	(39,316)
Admitted deferred tax assets	59,841	171	60,012
Deferred tax liabilities	(28,429)	(1,374)	(29,803)
Admitted deferred tax assets, net	$31,412	(1,203)	30,209

2020
Gross deferred tax assets	$99,249	147	99,396
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	99,249	147	99,396
Nonadmitted deferred tax assets	(40,193)	—	(40,193)
Admitted deferred tax assets	59,056	147	59,203
Deferred tax liabilities	(29,184)	(913)	(30,097)
Admitted deferred tax assets, net	$29,872	(766)	29,106

Change
Gross deferred tax assets	$(92)	24	(68)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(92)	24	(68)
Nonadmitted deferred tax assets	877	—	877
Admitted deferred tax assets	785	24	809
Deferred tax liabilities	755	(461)	294
Admitted deferred tax assets, net	$1,540	(437)	1,103

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	30,209
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	32,490
Lesser of (1) or (2)	30,209	—	30,209
Deferred tax liabilities	29,632	171	29,803
Admitted deferred tax assets as the result of application of SSAP No. 101	$59,841	171	60,012

2020
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	29,106
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	30,546
Lesser of (1) or (2)	29,106	—	29,106
Deferred tax liabilities	29,949	148	30,097
Admitted deferred tax assets as the result of application of SSAP No. 101	$59,055	148	59,203

Change
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	1,103
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	1,944
Lesser of (1) or (2)	1,103	—	1,103
Deferred tax liabilities	(317)	23	(294)
Admitted deferred tax assets	$786	23	809

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2021	2020	Change
Ratio percentage used to determine recovery period
and threshold limitation amount in above adjusted
gross deferred tax assets	713.23%	656.31%	56.92%
Amount of adjusted capital and surplus used to
determine the recovery period threshold limitation
amount in above adjusted gross deferred tax assets	$240,125	221,289	18,836

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

2020
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	0.25%	0.25%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	(0.25)%	(0.25)%

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2021	2020	2019
Current year federal tax expense - ordinary income	$(339)	41	908
Current year foreign tax expense - ordinary income	—	—	—
Subtotal	(339)	41	908
Current year tax expense - net realized capital gains	1,376	2,608	18,728
Utilization of capital loss carry forwards	—	—	—
Other	—	—	—
Federal and foreign income taxes incurred	$1,037	2,649	19,636

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2021	2020	2019	Change from 2020	Change from 2019
Ordinary:
Unearned premium reserve	$285	270	278	15	(8)
Policyholder reserves	42,712	42,724	43,569	(12)	(845)
Deferred acquisition costs	45,202	42,247	39,573	2,955	2,674
Section 807(f) reserves	5,518	6,500	7,098	(982)	(598)
Policyholder reserves - tax reform transition	4,384	5,480	6,576	(1,096)	(1,096)
Other	1,057	2,028	1,585	(971)	443
Ordinary deferred tax assets	99,158	99,249	98,679	(91)	570

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted ordinary deferred tax assets	(39,317)	(40,193)	(32,608)	876	(7,585)
Admitted ordinary deferred tax assets	59,841	59,056	66,071	785	(7,015)

Capital:
Investments	171	147	175	24	(28)
Capital deferred tax assets	171	147	175	24	(28)

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	—	—	—	—	—
Admitted capital deferred tax assets	171	147	175	24	(28)
Admitted deferred tax assets	60,012	59,203	66,246	809	(7,043)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Deferred tax liabilities:	2021	2020	2019	Change from 2020	Change from 2019
Ordinary:
Section 807(f) adjustment	1,451	2,194	2,562	(743)	(368)
Deferred and uncollected premiums	26,346	26,622	30,347	(276)	(3,725)
Investments	613	340	91	273	249
Other	19	28	48	(9)	(20)
Ordinary deferred tax liabilities	28,429	29,184	33,048	(755)	(3,864)

Capital:
Investments	546	45	—	501	45
Real estate	828	868	907	(40)	(39)
Unrealized capital gains	—	—	—	—	—
Other	—	—	—	—	—
Capital deferred tax liabilities	1,374	913	907	461	6

Deferred tax liabilities	29,803	30,097	33,955	(294)	(3,858)

Admitted deferred tax assets, net	$30,209	29,106	32,291	1,103	(3,185)

There was no statutory valuation allowance adjustment to gross deferred tax assets or net change in the total valuation allowance adjustments as of, and for the periods ended, December 31, 2021 and 2020.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

The change in the net deferred income taxes of December 31 is comprised of the following:

	2021	2020	2019	Change from 2020	Change from 2019
Total deferred tax assets	$99,328	99,396	98,854	(68)	542
Total deferred tax liabilities	(29,803)	(30,097)	(33,955)	294	3,858
Net deferred tax assets	69,525	69,299	64,899	226	4,400
Statutory valuation allowance adjustment	—	—	—	—	—
Net deferred tax assets	69,525	69,299	64,899	226	4,400
Tax effect of unrealized losses	607	379	242	228	137
Statutory valuation allowance adjustment
allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$70,132	69,678	65,141	454	4,537

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2021	2020	2019
Income before taxes	$3,104	2,009	14,028
Reinsurance surplus adjustment	(154)	(4,505)	460
Dividends received deduction	(310)	(64)	(111)
Interest maintenance reserve	(211)	2,612	5,353
Transfer pricing	(1,662)	(1,356)	(2,124)
Tax exempt income	(168)	(194)	(276)
Prior period adjustment	—	(225)	(189)
Other	(16)	(165)	(31)
Total statutory taxes	$583	(1,888)	17,110

Provision for federal income taxes	$(339)	41	908
Tax on capital gains	1,376	2,608	18,728
Change in net deferred income tax	(454)	(4,537)	(2,526)
Total statutory taxes	$583	(1,888)	17,110

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

Total federal income taxes paid (including tax on capital gains) was $3,796, $1,529 and $21,160 during the years ended December 31, 2021, 2020 and 2019, respectively.

As of December 31, 2021, there are no net operating losses or capital loss carryforwards available for tax purposes, and the Company has tax credit carryforwards of $39 expiring in 2030. As of December 31, 2020, there are no net operating losses or capital loss carryforwards available for tax purposes, and the Company has tax credit carryforwards of $565 expiring in years 2023 through 2030. As of December 31, 2019, there are no net operating losses or capital loss carryforwards available for tax purposes, and the Company has tax credit carryforwards of $387 expiring in years 2023 through 2028.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company’s federal income tax return is consolidated with the other life insurance companies ONLIC, National Security Life and Annuity Company (“NSLAC”), MONT, KENW, Sunrise Captive Re, LLC (“SUNR”), Sycamore Re, Ltd (“SYRE”), and CMGO and then with its common parent, ONMH.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2018, 2019 and 2020 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000 shares ($3,000 par value) authorized. 3,200 shares were issued and outstanding of Class A common stock as of December 31, 2021 and 2020. The Company has no preferred stock issued or outstanding.

The Company did not receive a capital contribution from its parent, ONLIC, during 2021, 2020 or 2019.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2021 and 2020 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ONLAC to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid to ONLIC without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $25,000 may be paid by ONLAC to ONLIC in 2022 without prior approval. ONLAC declared and paid ordinary dividends to ONLIC of $0, $12,000 and $30,857 in 2021, 2020 and 2019, respectively. Extraordinary dividends of $75,143 were paid by ONLAC to ONLIC during 2019. No extraordinary dividends were declared or paid during 2021 or 2020.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(17)	Additional Financial Instruments Disclosures

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds, limited partnerships and limited liability companies of $54,773 and $28,935 as of December 31, 2021 and 2020 respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(18)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

(19)	Related Party Transactions

The Company has an agreement to receive services for personnel, data processing, and supplies from ONLIC. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $53,403, $59,692 and $52,859 in 2021, 2020 and 2019, respectively. At December 31, 2021 and 2020, ONLAC owed ONLIC $5,006 and $2,078, respectively.

The Company is a party to an agreement with ONMH and most of its direct and indirect subsidiaries whereby ONLIC maintains a common checking account. It is ONLIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ONLIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ONLIC for the other parties such as ONLAC. Settlement is made daily for each party’s needs from or to the common account. It is ONLIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ONLIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2021, 2020 and 2019 was $0, $20 and $293, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. At December 31, 2021 and 2020, respectively, ONLAC had $6,903 and $84,680 in the common account agreement. This amount was included in receivable from parent, subsidiaries and affiliates in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(20)	Accounting Changes and Corrections of Errors

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of universal life and ceded reserves. As of December 31, 2020, direct and net reserves were overstated by $2,282. As a result, surplus was understated by $1,803. The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$2,282
Provision for federal income taxes	(479)
Correction of error, net of tax	$1,803

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of ceded bank owned life insurance reserves. As of December 31, 2020, ceded reserves were understated by $557. As a result, surplus was understated by $440. The events contributing to the reserve understatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$557
Provision for federal income taxes	(117)
Correction of error, net of tax	$440

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of direct disability income benefits. As of December 31, 2020, direct disability benefits were understated by $390. As result, surplus was overstated by $308. The events contributing to the disability benefits understatement impact surplus as follows:

Death benefits and other benefits: Accident and health benefits	$(390)
Provision for federal income taxes	82
Correction of error, net of tax	$(308)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording of universal life and term direct death benefits. As of December 31, 2019, direct and net death benefits were overstated by $1,352. The events contributing to the death benefit overstatement impact surplus as follows:

Death benefits and other benefits: Death benefits	$1,352
Provision for federal income taxes	(284)
Correction of error, net of tax	$1,068

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording of income taxes, primarily related to calculation changes in the intercompany tax transfer pricing chargebacks. The events contributing to the understatement of taxes impact surplus as follows:

Provision for federal income taxes	$(309)
Correction of error, net of tax	$(309)

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

Schedule I

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2021

(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of
U.S. government	$9,361	$9,872	9,361
Obligations of states and political subdivisions	247,501	259,652	247,501
Debt securities issued by foreign governments	4,000	4,170	4,000
Corporate securities	1,367,854	1,439,519	1,367,854
Asset-backed securities	84,957	87,828	84,957
Mortgage-backed securities	178,056	180,371	178,056
Total fixed maturity available-for-sale securities	1,891,729	1,981,412	1,891,729
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	20,500	21,891	21,891
Nonredeemable preferred stocks	15,000	15,367	15,000
Total equity securities at fair value	35,500	37,258	36,891

Mortgage loans on real estate, net	421,427		421,427
Contract loans	123,713		123,713
Cash and cash equivalents	48,692		48,692
Receivables for securities	204		204
Other long-term investments	35,319		38,434	[2]
Short-term investments securities lending collateral	86,473		86,473
Total investments	$2,643,057		2,647,563

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
[2]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships.

See accompanying report of independent registered public accounting firm.

Schedule III

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Deferred	Future policy		Other policy
	policy	benefits, losses,		claims and
	acquisition	claims, and	Unearned	benefits	Premium
Year segment	costs1	loss expenses	Premiums	payable	revenue
2021:
Individual life insurance	$—	2,110,752	630	27,861	185,263
Pension and annuities	—	198,264	—	—	766
All other	—	89,334	365	674	26,827
Total	$—	2,398,350	995	28,535	212,856
2020:
Individual life insurance	$—	2,080,690	535	23,200	188,044
Pension and annuities	—	125,832	—	—	492
All other	—	84,966	266	886	23,701
Total	$—	2,291,488	801	24,086	212,237
2019:
Individual life insurance	$—	2,074,918	581	30,769	208,808
Pension and annuities	—	125,473	—	—	547
All other	—	83,414	231	890	19,466
Total	$—	2,283,805	812	31,659	228,821

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premium
Year segment	income[2]	expenses	costs[1]	expenses[2]	written[3]
2021:
Individual life insurance	$93,992	190,964	—	78,524
Pension and annuities	5,393	3,726	—	143
All other	6,956	16,800	—	25,454
Total	$106,341	211,490	—	104,121
2020:
Individual life insurance	$95,238	170,710	—	95,804
Pension and annuities	5,409	3,414	—	206
All other	5,928	15,944	—	29,372
Total	$106,575	190,068	—	125,382
2019:
Individual life insurance	$118,804	176,288	—	95,405
Pension and annuities	6,142	3,288	—	11
All other	14,921	13,286	—	25,032
Total	$139,867	192,862	—	120,448

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net
2021:
Life insurance in force	$156,443,159	144,222,876	—	12,220,283	—%
Premiums:
Life insurance	447,535	262,272	—	185,263	—%
Pension and annuities	766	—	—	766
Accident and health insurance	43,392	16,748	183	26,827	0.7%
Total	$491,693	279,020	183	212,856	0.1%
2020:
Life insurance in force	$160,087,541	142,913,744	—	17,173,797	—%
Premiums:
Life insurance	454,549	266,505	—	188,044	—%
Pension and annuities	492	—	—	492
Accident and health insurance	39,295	15,858	264	23,701	1.1%
Total	$494,336	282,363	264	212,237	0.1%
2019:
Life insurance in force	$162,774,178	149,829,972	—	12,944,206	—%
Premiums:
Life insurance	494,762	285,954	—	208,808	—%
Pension and annuities	547	—	—	547
Accident and health insurance	33,648	14,505	323	19,466	1.7%
Total	$528,957	300,459	323	228,821	0.1%

See accompanying report of independent registered public accounting firm.

Schedule V

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Charged
	Balance at	(credited) to	Charged to		Balance at
	beginning	costs and	other		end of
Description	of period	expenses	accounts	Deductions	period
2021:
Valuation allowances –
None	$—	—	—	—	—
2020:
Valuation allowances –
None	$—	—	—	—	—
2019:
Valuation allowances –
None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.